                              [FLAG INVESTORS LOGO]

                           EMERGING GROWTH FUND, INC.
--------------------------------------------------------------------------------
                          (Class A and Class B Shares)

                   Prospectus & Application - January 18, 2000
--------------------------------------------------------------------------------


This mutual fund (the "Fund") seeks to achieve long-term capital appreciation primarily through investment in a diversified portfolio of common stocks of small and mid-sized emerging growth companies.

The Fund offers shares through securities dealers and financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent. This Prospectus describes Flag Investors Class A Shares (the "Class A Shares") and Flag Investors Class B Shares (the "Class B Shares") of the Fund. These separate classes give you a choice of sales charge and fund expenses. (Refer to the section on sales charges and the attached Application.)


TABLE OF CONTENTS

Investment Summary........................................1
Fees and Expenses of the Fund.............................2
Investment Program........................................3
The Fund's Net Asset Value................................4
How to Buy Shares.........................................4
How to Redeem Shares......................................5
Telephone Transactions....................................6
Sales Charges.............................................6
How to Choose the Class
 That Is Right for You....................................8
Dividends and Taxes.......................................8
Investment Advisor and Sub-Advisor........................9
Financial Highlights.....................................10
Application.............................................A-1


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   The Securities and Exchange Commission has neither approved nor disapproved these securities nor has it passed upon the adequacy of this Prospectus.
            Any representation to the contrary is a criminal offense.

INVESTMENT SUMMARY
--------------------------------------------------------------------------------

Objectives and Strategies

      The Fund seeks to achieve long-term capital appreciation primarily through investment in a diversified portfolio of common stocks of small and mid-sized emerging growth companies. These companies have relatively small market capitalizations. The Fund's investment advisor and sub-advisor (collectively, the "Advisors") will attempt to identify emerging growth companies, that is, companies that they believe have the ability or potential to sustain a high level of growth in their revenue, earnings, assets and cash flow. The Advisors will focus on a number of key selection criteria including a company's industry position, management quality and experience, accounting and financial policies, marketing and service capabilities, and product development efforts.


Risk Profile

      The Fund may be suited for you if you are willing to accept the risks and uncertainties of investing in emerging growth companies in the hope of achieving above-average, long-term capital appreciation.

      General Stock Risk. The value of an investment in the Fund will vary from day to day, based on changes in the prices of securities the Fund holds. Those prices, in turn, reflect investor perceptions of the economy, the markets and the companies represented in the Fund's portfolio.

      Emerging Growth and Small Cap Stock Risks. The stocks of small and mid-sized companies may experience greater price volatility than those of larger companies. The market for such stocks may be more limited and the companies themselves may be more vulnerable to economic or company-specific problems. In particular, these small companies may have limited product lines, markets and financial resources, and may depend on a relatively small management group.

      If you invest in the Fund, you could lose money. An investment in the Fund is not a bank deposit and is not guaranteed by the FDIC or any other government agency.

Fund Performance

      The following bar chart and table show the performance of the Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is an historical record and does not necessarily indicate how the Fund will perform in the future.


1990           1991       1992         1993         1994       1995       1996       1997       1998       1999
-21.07%        49.62%     -9.18%       -0.77%       5.03%      37.34%     18.20%     20.74%     6.61%     49.26%



-----------
* The bar chart does not reflect sales charges. If it did, returns would be less than those shown.

     During the 10-year period shown in the bar chart, the highest return for a quarter was 52.16% (quarter ended 12/31/99) and the lowest return for a quarter was (29.50)% (quarter ended 9/30/90).

Average Annual Total Return (for periods ended December 31, 1999)


                                     Class A Shares(1)          S&P 500(2)     Russell 2000(3)
                                     -----------------          --------       ---------------
Past One Year ............               42.54%                   21.04%          21.26%
Past Five Years ..........               24.39%                   28.56%          16.69%
Past Ten Years ...........               12.78%                   18.21%          13.40%

                                     Class B Shares(1)          S&P 500(2)     Russell 2000(3)
                                     -----------------          --------       -------------

Past One Year ............               48.09%                   21.04%          21.26%
Since Inception ..........               13.89% (6/20/96)         27.15%(4)       12.84%(4)

-----------
(1) These figures assume the reinvestment of dividends and capital gains distributions and include the impact of the maximum sales charges, which increased on January 18, 2000.
(2) The Standard & Poor's 500 Composite Index is an unmanaged index that is a widely recognized benchmark of general market performance. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs that are reflected in the Fund's results.
(3) The Russell 2000 Index is an unmanaged index that is a widely recognized benchmark of small company stock performance. The Russell 2000's performance may be a better comparison for the Fund than the S&P 500, which tracks larger, more developed stocks.
(4) For the period from 6/30/96 through 12/31/99.

FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                                 Class A          Class B
                                                                                  Shares           Shares
                                                                              Initial Sales       Deferred
                                                                                  Charge        Sales Charge
                                                                               Alternative      Alternative
                                                                             ---------------   -------------
Shareholder Transaction Expenses:
 (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price) .....................................         5.50%*           None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase
 price or redemption proceeds, whichever is lower) .......................         1.00%*           5.00%**
Maximum Sales Charge (Load) Imposed on Reinvested Dividends ..............         None              None
Redemption Fee ...........................................................         None              None
Exchange Fee .............................................................         None              None

Annual Fund Operating Expenses:
 (expenses that are deducted from Fund assets)
Management Fees ..........................................................         0.85%            0.85%
Distribution and/or Service (12b-1) Fees .................................         0.25%            0.75%
Other Expenses (including a 0.25% shareholder
 servicing fee for Class B Shares) .......................................         0.30%            0.55%
                                                                              ----------        ---------
Total Annual Fund Operating Expenses .....................................         1.40%            2.15%
                                                                              ==========        =========

-----------
 * You will pay no sales charge on purchases of $1 million or more of Class A Shares, but unless you are otherwise eligible for a sales charge waiver or reduction, you may pay a contingent deferred sales charge when you redeem your shares. (See "Sales Charges -- Redemption Price.")
** Contingent deferred sales charges decline over time and reach zero after six years. After seven years, Class B Shares convert automatically to Class A Shares. (See "Sales Charges" and "How to Choose the Class That Is Right for You.")

Example:
     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                               1 year     3 years     5 years     10 years
                              --------   ---------   ---------   ---------
  Class A Shares ..........    $685       $969        $1,274      $2,137
  Class B Shares ..........    $718       $973        $1,354      $2,208

     You would pay the following expenses if you did not redeem your shares:

  Class A Shares .........     $685       $969        $1,274      $2,137
  Class B Shares .........     $218       $673        $1,154      $2,208


     Federal regulations require that the table above reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (Refer to the section on sales charges.) If you hold your shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

INVESTMENT PROGRAM
--------------------------------------------------------------------------------

Investment Objective, Policies and
Risk Considerations

      The Fund seeks to achieve long-term capital appreciation primarily through investment in a diversified portfolio of small and mid-sized emerging growth companies.

      The Advisors are responsible for managing the Fund's investments. (Refer to the section on the Investment Advisor and Sub-Advisor.) The Advisors will seek to identify companies that, in their opinion, are well managed and have experienced or have the potential to experience rapid growth in their revenue, earnings, assets and cash flow. The selection criteria will include a company's industry position, management qualifications and experience, accounting and financial policies, marketing and service capabilities and product development efforts. The Advisors will invest in a broad cross-section of industries in an effort to limit the Fund's volatility. The Fund will invest primarily, but not exclusively, in the businesses of technology, health care, business services, energy, transportation, financial services, consumer products and services and capital goods.

      An investment in the Fund involves risk. Over time, common stocks have shown greater potential for growth than other types of securities, but in the short run stocks can be more volatile than other types of securities. In general, stock prices are sensitive to developments affecting particular companies and to general economic conditions that affect particular industry sectors or the securities markets as a whole.


      In addition to the general risks of the stock markets, investing in small to mid-sized companies entails special risks. The stock prices of emerging growth companies tend to be more volatile than investments in larger, more established companies, making such investments more speculative. In particular, the Fund's investments may have limited product lines, markets, and financial resources, and may depend on a relatively small management group. There can be no guarantee that the Fund will achieve its goals.


      To protect the Fund under adverse market conditions, the Advisors may make temporary defensive investments of up to 100% of the Fund's assets in money market instruments that ordinarily would not be consistent with the Fund's objectives. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisors would follow such a strategy only if they believed the risk of loss outweighed the opportunity for gain.


Year 2000 Issues


      The Fund depends on the smooth functioning of computer systems in almost every aspect of its business. The Fund could be adversely affected if the computer systems used by its service providers do not properly process dates after January 1, 2000 and distinguish between the year 2000 and the year 1900. The Fund has asked its service providers whether they expect to have their computer systems adjusted for the year 2000 transition and has received assurances from each that its system is expected to accommodate the year 2000 without material adverse consequences to the Fund. The Fund and its shareholders may experience losses if these assurances prove to be incorrect or if issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others, with which the Fund does business experience difficulties as a result of year 2000 issues.


THE FUND'S NET ASSET VALUE
--------------------------------------------------------------------------------

      The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. When you buy Class A Shares, the price you pay may be increased by a sales charge. When you redeem either class of shares, the amount you receive may be reduced by a sales charge. Read the section on sales charges for details on how and when these charges may or may not be imposed.

      The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange (ordinarily 4:00 p.m. Eastern
Time) on each day the Exchange is open for business. On the day before certain holidays are observed, the primary trading markets for the Fund may close early, and the Fund also may close early. You may call the Transfer Agent at 1-800-553-8080 for additional information about whether the Fund will close early before a particular holiday. The net asset value is calculated by subtracting the liabilities attributable to a class from its proportionate share of the Fund's assets and dividing the result by the outstanding shares of the class. Because the different classes have different distribution or service fees, their net asset values may differ.

      In valuing the Fund's assets, its investments are priced at their market value. When price quotes for a particular security are not readily available, investments are priced at their "fair value" using procedures approved by the Fund's Board of Directors.

      You may buy or redeem shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day or after the Fund has closed early before a holiday, the price you pay or receive will be based on the next Business Day's net asset value per share.

      The following sections describe how to buy and redeem shares.


HOW TO BUY SHARES
--------------------------------------------------------------------------------

      You may buy either class of the Fund's shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy shares by sending your check (along with a completed Application Form) directly to the Fund. The Application Form, which includes instructions, is attached to this Prospectus.


      You may invest in Class A Shares unless you are a defined contribution plan with assets of $75 million or more.


      Your purchase order may not be accepted if the sale of Fund Shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

Investment Minimums

      Your initial investment must be at least $2,000. Subsequent investments must be at least $100. The following are exceptions to these minimums:
      o If you are investing in an IRA account, your initial investment may be as low as $1,000.
      o If you are a shareholder of any other Flag Investors fund, your initial investment in this Fund may be as low as $500.
      o If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. Your subsequent investments may be as low as $100 if you participate in the monthly program or $250 if you participate in the quarterly program. Refer to the section on the Fund's Automatic Investing Plan for details.

      o There is no minimum investment requirement for qualified retirement plans such as 401(k), pension or profit sharing plans.

Investing Regularly

      You may make regular investments in the Fund through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the attached Application Form or contact your securities dealer, your servicing agent or the Transfer Agent.

      Automatic Investing Plan. You may elect to make a regular monthly or quarterly investment in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the Transfer Agent receives the money, it will be invested in the class of shares selected at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.

      Dividend Reinvestment Plan. Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional Fund Shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other Flag Investors funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the attached Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.


      Systematic Purchase Plan. You may also purchase either class of shares through a Systematic Purchase Plan. Contact your securities dealer or servicing agent for details.


HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

      You may redeem either class of the Fund's shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Transfer Agent by mail or (if you are redeeming less than $50,000) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. Refer to the section on telephone transactions for more information on this method of redemption.

      Your securities dealer, your servicing agent or the Transfer Agent may require the following documents before they redeem your shares:

1) A letter of instructions specifying your account number and the number of shares or dollar amount you wish to redeem. All owners of the shares must sign the letter exactly as their names appear on the account.

2) A guarantee of your signature if you are redeeming more than $50,000. You can obtain a signature guarantee from most banks or securities dealers.

3) Any stock certificates representing the shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

4) Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

Other Redemption Information

      Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you by check whether or not that is the payment option you have selected.

      If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice. The Fund reserves the right to redeem shares in kind under certain circumstances.

      If you own Fund Shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent or the Transfer Agent for information on this plan.

TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------

      If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another Flag Investors fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

      The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that it reasonably believes to be genuine. Your telephone transaction request will be recorded.

      During periods of extreme economic or market changes, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail.

      If you hold shares in certificate form, you may not exchange or redeem them by telephone.

SALES CHARGES
--------------------------------------------------------------------------------

Purchase Price

      The price you pay to buy shares is the Fund's offering price, which is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. The amount of any sales charge included in your purchase price will be according to the following schedule:

                                         Class A
                                       Sales Charge
                                         as % of
                                 ------------------------
                                  Offering    Net Amount      Class B
Amount of Purchase                  Price      Invested     Sales Charge
------------------------------------------------------------------------
  Less than    $ 50,000 ........    5.50%       5.82%           None
  $   50,000 - $ 99,999 ........    4.50%       4.71%           None
  $  100,000 - $249,999 ........    3.50%       3.63%           None
  $  250,000 - $499,999 ........    2.50%       2.56%           None
  $  500,000 - $999,999 ........    2.00%       2.04%           None
  $1,000,000 and over ..........    None        None            None

--------------------------------------------------------------------------------


      Although you do not pay an initial sales charge when you invest $1,000,000 or more in Class A Shares or when you buy any amount of Class B Shares, you may pay a sales charge when you redeem your shares. Refer to the section on redemption price for details. Your securities dealer may be paid a commission at the time of your purchase.

      The sales charge you pay on your current purchase of Class A Shares may be reduced under the following circumstances.

      Rights of Accumulation. If you are purchasing additional Class A Shares of this Fund or Class A shares of any other Flag Investors fund or if you already have investments in Class A shares, you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for a reduced sales charge. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

      Letter of Intent. If you anticipate making additional purchases of Class A Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

      Purchases at Net Asset Value. You may buy Class A Shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last 90 days.

2) If you are exchanging an investment in another Flag Investors fund for an investment in this Fund (see "Purchases by Exchange" for a description of the conditions).

3) If you are a current or retired Fund Director, a director, an employee or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Advisor or a broker-dealer authorized to sell shares of the Fund.

4) If you are buying shares in any of the following types of accounts:

     (i) A qualified retirement plan;

    (ii) A Flag Investors fund payroll savings plan program;

   (iii) A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. Your securities dealer or servicing agent may charge you an additional fee if you buy shares in this manner.

Purchases by Exchange

      You may exchange Class A or B shares of any other Flag Investors fund for an equal dollar amount of Class A or B Shares, respectively, without payment of the sales charges described above or any other charge. You may not exchange Class A shares of a Flag Investors Money Market Fund unless you acquired those shares through a prior exchange. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice.

      You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

Redemption Price

      The amount of any sales charge deducted from your redemption price will be determined according to the following schedule.


                                         Sales Charge as a Percentage
                                             of the Dollar Amount
                                               Subject to Charge
                                 ---------------------------------------------
                                  Class A Sales Charge    Class B Sales Charge
                                        (as % of                (as % of
Years Since Purchase                 Cost or Value)          Cost or Value)
------------------------------------------------------------------------------
First .........................         1.00%*                  5.00%
Second ........................         0.50%*                  4.00%
Third .........................         None                    3.00%
Fourth ........................         None                    3.00%
Fifth .........................         None                    2.00%
Sixth .........................         None                    1.00%
Seventh and Thereafter ........         None                    None


* You will pay a sales charge when you redeem Class A Shares only if your shares were purchased at net asset value because they were part of an investment of $1 million or more. If the purchase was made before May 1, 1999, you will pay a sales charge of 0.50% if you redeem them within the first year of purchase instead of the 1.00% reflected in the above table.

      Determination of Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:


1) No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

2) If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

3) If you acquired your shares through an exchange of shares of another Flag Investors fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase. If you bought your shares prior to January 18, 2000, you will pay the sales charge that was in effect at the time of your original purchase.

4) The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption.

      Waiver of Sales Charge. You may redeem shares without paying a sales charge under any of the following circumstances:

1) If you are exchanging your shares for shares of another Flag Investors fund of the same class.

2) If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

3) If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

4) If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

   (i) The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

   (ii) Either you or your representative notifies your securities dealer, servicing agent or the Transfer Agent that such circumstances exist.

5) If you are redeeming Class A Shares, your original investment was at least $3,000,000 and your securities dealer has agreed to return to the Fund's distributor any payments received when you bought your shares.

      Automatic Conversion of Class B Shares. Your Class B Shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A Shares seven years after your purchase. If you purchased your shares prior to January 18, 2000, your shares will be converted to Class A Shares six years after your purchase. This conversion will be made on the basis of the relative net asset values of the classes and will not be a taxable event to you.

HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU
--------------------------------------------------------------------------------

      Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors including the amount of money you intend to invest and the length of time you intend to hold your shares.

      If you choose Class A Shares, you will pay a sales charge when you buy your shares but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses while you hold the shares and, except in the case of investments of $1,000,000 or more, no sales charge if you redeem them.

      If you choose Class B Shares, you will pay no sales charge when you buy your shares but your annual expenses will be higher than Class A Shares. You will pay a sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares and, at the end of seven years, your shares convert to Class A Shares, thus eliminating the higher expenses.

      In general, if you intend to invest more than $50,000 your combined sales charges and expenses are lower with Class A Shares.

      Your securities dealer is paid a fee when you buy shares. In addition, your securities dealer is paid a fee as long as you hold your shares. For Class A and B Shares, this fee begins when you purchase your shares. Your securities dealer or servicing agent may receive different levels of compensation depending upon which class of shares you buy.

Distribution Plans

      The Fund has adopted plans under Rule 12b-1 that allow it to pay your securities dealer or shareholder servicing agent distribution and other fees for the sale of its shares and for shareholder service. Class A Shares pay an annual distribution fee equal to 0.25% of average daily net assets. Class B Shares pay an annual distribution fee equal to 0.75% of average daily net assets and an annual shareholder servicing fee equal to 0.25% of average daily net assets. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

Dividends and Distributions

      The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of annual dividends and to distribute taxable net capital gains on an annual basis.

Taxes
      The following summary is based on current tax laws, which may change.

      The Fund will distribute substantially all of its income and capital gains. The dividends and distributions you receive are subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Each sale or exchange of the Fund's shares is a taxable event.

      More information about taxes is in the Statement of Additional Information. Please contact your tax advisor if you have specific questions about federal, state and local income taxes.


INVESTMENT ADVISOR AND SUB-ADVISOR
--------------------------------------------------------------------------------

      Investment Company Capital Corp. ("ICC" or the "Advisor") is the Fund's investment advisor and Brown Investment Advisory & Trust Company (formerly, Alex. Brown Capital Advisory & Trust Company) ("Brown Trust" or the "Sub-Advisor") is the Fund's sub-advisor. ICC is also the investment advisor to other mutual funds in the Flag Investors family of funds and Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. These funds, together with the Fund, had approximately $12.4 billion of net assets as of December 31, 1999. Brown Trust is a Maryland trust company with approximately $4.8 billion under management as of December 31, 1999.

      ICC is responsible for supervising and managing all of the Fund's operations, including overseeing the performance of Brown Trust. Brown Trust is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of commission rates.

      As compensation for its advisory services for the fiscal year ended October 31, 1999, ICC received from the Fund a fee equal to 0.85% of the Fund's average daily net assets. ICC compensates Brown Trust out of its advisory fee.

      The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank, AG. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance.

      The Advisor was formerly an indirect subsidiary of Bankers Trust Corporation. It became an indirect subsidiary of Deutsche Bank as a result of Bankers Trust Corporation's merger with Deutsche Bank on June 4, 1999. Because this merger resulted in a change of control of the Advisor, the shareholders were asked to approve a new investment advisory agreement between the Fund and ICC and a new sub-advisory agreement among the Fund, ICC and Brown Trust. Under these agreements, the services provided to the Fund by the Advisors are the same as the services provided under the agreements in effect when the Advisor was a subsidiary of Bankers Trust. The agreements were approved at a Special Meeting of shareholders held on October 7, 1999.

      On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Bankers Trust plead guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

      As a result of the plea, absent an order from the SEC, ICC and Brown Trust would not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

Portfolio Manager

      Frederick L. Meserve, Jr. has been responsible for managing the Fund's assets since November 1993. Mr. Meserve is a Managing Director at Brown Trust where he has served as the Fund's portfolio manager since July 1998. Prior to joining Brown Trust, he served as the Fund's portfolio manager while employed at BT Alex. Brown Incorporated. In addition, Mr. Meserve has published a number of investment strategy reports on growth stocks. Mr. Meserve received a B.S.&E. from Princeton University in 1960 and an M.B.A. from the Columbia School of Business in 1962.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
     The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers
LLP, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

(For a share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                                                 Class A Shares
                                                  -----------------------------------------------------------------------------
                                                                         For the Year Ended October 31,
                                                  -----------------------------------------------------------------------------
                                                      1999              1998             1997           1996           1995
                                                  ------------   -----------------   ------------   ------------   ------------
Per Share Operating Performance:
 Net asset value at beginning of year .........      $ 19.08         $ 23.17            $ 19.14        $ 17.09        $ 12.90
                                                     -------         -------            -------        -------        -------
Income from Investment Operations:
 Expenses in excess of investment
   income .....................................        (0.28)          (0.22)(1)          (0.18)         (0.15)         (0.09)
 Net realized and unrealized gain/(loss)
   on investments .............................         5.56           (2.82)              4.95           3.10           4.32
                                                     -------         -------            -------        -------        -------
 Total from Investment Operations .............         5.28           (3.04)              4.77           2.95           4.23
                                                     -------         -------            -------        -------        -------
Less Distributions:
 Distributions from net realized short-
   term gains .................................           --           (0.21)             (0.21)         (0.30)            --
 Distributions from net realized long-
   term gains .................................           --           (0.84)             (0.53)         (0.60)         (0.04)
                                                     -------         -------            -------        -------        -------
 Total distributions ..........................           --           (1.05)             (0.74)         (0.90)         (0.04)
                                                     -------         -------            -------        -------        -------
 Net asset value at end of year ...............      $ 24.36         $ 19.08            $ 23.17        $ 19.14        $ 17.09
                                                     =======         =======            =======        =======        =======
Total Return(2) ...............................        27.67%         (13.48)%            25.93%         18.19%         32.92%
Ratios to Average Daily Net Assets:
 Expenses .....................................         1.40%           1.41%              1.44%          1.50%          1.50%
 Expenses in excess of investment
   income .....................................        (1.19)%         (1.03)%            (0.97)%        (0.83)%        (0.64)%
Supplemental Data:
 Net assets at end of year (000) ..............      $70,236         $65,247            $71,123        $45,325        $38,127
 Portfolio turnover rate ......................           38%             23%                42%            24%            39%

-----------
(1) Calculations based on average shares.
(2) Total return excludes the effect of sales charge.

(For a share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                                       Class B Shares
                                              -----------------------------------------------------------------
                                                                                                 For the Period
                                                                                                June 20, 1996(1)
                                                                                                    Through
                                                      For the Year Ended October 31,              October 31,
                                              -----------------------------------------------   ---------------
                                                  1999              1998             1997             1996
                                              ------------   -----------------   ------------   ---------------
Per Share Operating Performance:
 Net asset value at beginning of period .        $18.69          $22.88             $19.10          $19.22
                                                 ------          ------             ------          ------
 Income from Investment Operations:
 Expenses in excess of investment
   income .................................       (0.55)         (0.37)(2)           (0.18)          (0.12)
 Net realized and unrealized gain/(loss)
   on investments .........................       (5.53)         (2.77)               4.70              --
                                                 ------          ------             ------          ------
 Total from Investment Operations .........       (4.98)         (3.14)               4.52           (0.12)
                                                 ------          ------             ------          ------
Less Distributions:
 Distributions from net realized short-
   term gains .............................          --          (0.21)              (0.21)             --
 Distributions from net realized long-
   term gains .............................          --          (0.84)              (0.53)             --
                                                 ------          ------             ------          ------
 Total distributions ......................          --          (1.05)              (0.74)             --
                                                 ------          ------             ------          ------
 Net asset value at end of period .........      $23.67          $18.69             $22.88          $19.10
                                                 ======          ======             ======          ======
Total Return(3)............................       26.65%         (14.11)%            24.69%          (0.62)%
Ratios to Average Daily Net Assets:
 Expenses .................................        2.15%           2.16%              2.19%           2.25%(4)
 Expenses in excess of investment
   income .................................       (1.94)%         (1.77)%            (1.73)%         (1.67)%(4)
Supplemental Data:
 Net assets at end of year (000) ..........      $3,662          $5,155             $5,719          $  772
 Portfolio turnover rate ..................          38%             23%                42%             24%


-----------
(1) Commencement of operations.
(2) Calculations based on average shares.
(3) Total return excludes the effect of sales charge.
(4) Annualized.

                        [PAGE INTENTIONALLY LEFT BLANK]

                    FLAG INVESTORS EMERGING GROWTH FUND, INC.
                             NEW ACCOUNT APPLICATION
--------------------------------------------------------------------------------
Make check payable to "Flag Investors Emerging    For assistance in completing
Growth Fund, Inc." and mail with this             this Application please call:
Application to:                                   1-800-553-8080, Monday through
 Flag Investors Funds                             Friday, 8:30 a.m. to 5:30 p.m.
 P.O. Box 219663                                  (Eastern Time).
 Kansas City, MO 64121-9663
 Attn: Flag Investors Emerging Growth Fund, Inc.  To open an IRA account, please call 1-800-767-3524 for an IRA
                                                  information kit.

I wish to purchase the following class of shares of the Fund, in the amount indicated below. (Please check the applicable box and indicate the amount of purchase.)

 [ ] Class A Shares (5.5% maximum initial sales charge) in the amount of $_______

 [ ] Class B Shares (5.0% maximum contingent deferred sales charge) in the amount of $__________




                 Your Account Registration (Please Print)


Existing Account No., if any: _______________

Individual or Joint Tenant                                    Gifts to Minors



-------------------------------------------------------       ----------------------------------------------------------------------
First Name     Initial  Last Name                             Custodian's Name (only one allowed by law)


-------------------------------------------------------       ----------------------------------------------------------------------
Social Security Number                                        Minor's Name (only one)


-------------------------------------------------------       -------------------------------    -----------------------------------
Joint Tenant    Initial  Last Name                            Social Security Number of Minor    Minor's Date of Birth (Mo./Day/Yr.)


                                                              under the _____________________ Uniform Gifts to Minors Act
                                                                          State of Residence

Corporations, Trusts, Partnerships, etc.                      Mailing Address


-------------------------------------------------------       ----------------------------------------------------------------------
Name of Corporation, Trust or Partnership                     Street


----------------------       --------------------------       ----------------------------------------------------------------------
Tax ID Number                Date of Trust                    City                          State                        Zip

                                                              (    )
-------------------------------------------------------       ----------------------------------------------------------------------
Name of Trustees (if to be included in                        Daytime Phone
the Registration)


-------------------------------------------------------
For the Benefit of

                           Letter of Intent (Optional)

[ ] I intend to invest at least the amount indicated below in Class A Shares of Flag Investors Emerging Growth Fund, Inc. I understand that if I satisfy the conditions described in the attached prospectus, this Letter of Intent entitles me to the applicable level of reduced sales charges on my purchases.
  [ ] $50,000    [ ] $100,000    [ ] $250,000    [ ] $500,000    [ ] $1,000,000



                        Right of Accumulation (Optional)

List the Account numbers of other Flag Investors Funds that you or your immediate family already own that qualify you for reduced sales charges.

     Fund Name         Account No.           Owner's Name       Relationship
     ---------         -----------           ------------       ------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              Distribution Options

Please check the appropriate boxes. If none of the options are selected, all distributions will be reinvested in additional shares of the same class of the Fund at no sales charge.

       Income Dividends                     Capital Gains
       [ ] Reinvested in additional shares  [ ] Reinvested in additional shares
       [ ] Paid in cash                     [ ] Paid in cash


Call (800) 553-8080 for information about reinvesting your dividends in other funds in the Flag Investors Family of Funds.

                       Automatic Investing Plan (Optional)

[ ] I authorize you as Agent for the Automatic Investing Plan to automatically invest $_______ in Class A Shares or $_______ in Class B Shares for me, on a monthly or quarterly basis, on or about the 20th of each month or if quarterly, the 20th of January, April, July and October, and to draw a bank draft in payment of the investment against my checking account. (Bank drafts may be drawn on commercial banks only.)

Minimum Initial Investment: $250 per class

Subsequent Investments (check one):    [ ] Monthly ($100 minimum per class)
[ ] Quarterly ($250 minimum per class)



                                                   Please attach a voided check.




----------------------------------    ------------------------------------------
Bank Name                             Depositor's Signature          Date

----------------------------------    ------------------------------------------
Existing Flag Investors Fund Account  Depositor's Signature (if      Date
No., if any                           joint acct., both  must sign)


                   Systematic Withdrawal Plan (Optional)

[ ] Beginning the month of ___________ , 19__ please send me checks on a monthly or quarterly basis, as indicated below, in the amount of (complete as applicable) $___________ , from Class A Shares and/or $___________ from Class B Shares that I own, payable to the account registration address as shown above. (Participation requires minimum account value of $10,000 per class.)

   Frequency (check one):   [ ] Monthly   [ ] Quarterly (January, April,
                                              July, and October)

                             Telephone Transactions

I understand that I will automatically have telephone redemption privileges (for amounts up to $50,000) and telephone exchange privileges (with respect to other Flag Investors Funds) unless I mark one or both of the boxes below:

   No, I/we do not want:   [ ] Telephone redemption privileges
                           [ ] Telephone exchange privileges

Redemptions effected by telephone will be mailed to the address of record. If you would prefer redemptions mailed to a predesignated bank account, please provide the following information:

 Bank: ____________________________   Bank Account No.: ________________________


Address: ___________________________  Bank Account Name: _______________________

         ___________________________

                      Signature and Taxpayer Certification

 The Fund may be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholders who fail to provide the information and/or certifications required below. This backup withholding is not an additional tax, and any amounts withheld may be credited against your ultimate U.S. tax liability.

 By signing this Application, I hereby certify under penalties of perjury that the information on this Application is complete and correct and that as required by federal law: (Please check applicable boxes)

  [ ] U.S. Citizen/Taxpayer:

    [ ] I certify that (1) the number shown above on this form is the correct
        Social Security Number or Tax ID Number and (2) I am not subject to any backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

    [ ] If no Tax ID Number or Social Security Number has been provided above,
        I have applied, or intend to apply, to the IRS or the Social Security Administration for a Tax ID Number or a Social Security Number, and I understand that if I do not provide either number to the Transfer Agent within 60 days of the date of this Application or if I fail to furnish either number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide either number on IRS Form W-9. You may request such form by calling the Transfer Agent at 800-553-8080.)

  [ ] Non-U.S. Citizen/Taxpayer:

      Indicated country of residence for tax purposes: _________________________

      Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.

I acknowledge that I am of legal age in the state of my residence. I have received a copy of the Fund's prospectus.

 The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.


----------------------------------    -----------------------------------------
Signature                   Date      Signature (if joint acct., both must sign)
                                                                      Date
--------------------------------------------------------------------------------

For Dealer Use Only

Dealer's Name: ______________________________ Dealer Code: ____________________

Dealer's Address: ___________________________ Branch Code: ____________________

                  ___________________________

Representative: _____________________________ Rep. No.: _______________________

                        [PAGE INTENTIONALLY LEFT BLANK]

                        [PAGE INTENTIONALLY LEFT BLANK]

       Investment Advisor                                 Distributor
INVESTMENT COMPANY CAPITAL CORP.                     ICC DISTRIBUTORS, INC.
        One South Street                              Two Portland Square
    Baltimore, Maryland 21202                        Portland, Maine 04101

         Transfer Agent                             Independent Accountants
INVESTMENT COMPANY CAPITAL CORP.                   PRICEWATERHOUSECOOPERS LLP
        One South Street                             250 West Pratt Street
    Baltimore, Maryland 21202                      Baltimore, Maryland 21201
         1-800-553-8080

            Custodian                                     Fund Counsel
      BANKERS TRUST COMPANY                       MORGAN, LEWIS & BOCKIUS LLP
       130 Liberty Street                              1701 Market Street
    New York, New York 10006                    Philadelphia, Pennsylvania 19103

                              [FLAG INVESTORS LOGO]

                                 Flag Investors
                                  P.O. Box 515
                            Baltimore, Maryland 21203
                                 (800) 767-FLAG
                             www.flaginvestors.com
------------------------------------------------------------------------------

You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling (800) 767-FLAG:

o A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

o The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 to find out about the operation of the Public Reference Room.) The EDGAR Database on the Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

For other shareholder inquiries, contact the Transfer Agent at (800) 553-8080. For Fund information, call (800) 767-FLAG or your securities dealer or servicing agent.


                                        Investment Company Act File No. 811-5320
________________________________________________________________________________
                                                                    EGPRS (1/00)

                                      LOGO
                                 FLAG INVESTORS
                         Investing With A Difference(R)



















                                                    Emerging Growth Fund, Inc.
                                                    (Institutional Shares)



                                                    Prospectus & Application
                                                    January 18, 2000



















The Securities and Exchange Commission has neither approved nor disapproved these securities nor has it passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                      LOGO
                                 FLAG INVESTORS
                         Investing With A Difference(R)


This mutual fund (the "Fund") seeks to achieve long-term capital appreciation primarily through investment in a diversified portfolio of common stocks of small and mid-sized emerging growth companies.

The Fund offers shares through securities dealers and financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent. This Prospectus describes Flag Investors Institutional Shares (the "Institutional Shares") of the Fund. Institutional Shares may be purchased only by eligible institutions, certain qualified retirement plans or by investment advisory affiliates of DB Alex. Brown LLC on behalf of their clients. (See "How to Buy Institutional Shares.")

TABLE OF CONTENTS
-----------------

Investment Summary .........................................    1
Fees and Expenses of the
   Institutional Shares ....................................    2
Investment Program .........................................    2
The Fund's Net Asset Value .................................    3
How to Buy Institutional Shares ............................    3
How to Redeem Institutional Shares .........................    4
Telephone Transactions .....................................    4
Dividends and Taxes ........................................    5
Investment Advisor and Sub-Advisor .........................    5
Financial Highlights .......................................    6
Application ................................................  A-1

INVESTMENT SUMMARY
--------------------------------------------------------------------------------

Objectives and Strategies

      The Fund seeks to achieve long-term capital appreciation primarily through investment in a diversified portfolio of common stocks of small and mid-sized emerging growth companies. These companies have relatively small market capitalizations. The Fund's investment advisor and sub-advisor (collectively, the "Advisors") will attempt to identify emerging growth companies, that is, companies that they believe have the ability or potential to sustain a high level of growth in their revenue, earnings, assets and cash flow. The Advisors will focus on a number of key selection criteria including a company's industry position, management quality and experience, accounting and financial policies, marketing and service capabilities, and product development efforts.

Risk Profile

      The Fund may be suited for you if you are willing to accept the risks and uncertainties of investing in emerging growth companies in the hope of achieving above-average long-term capital appreciation.

      General Stock Risk. The value of an investment in the Fund will vary from day to day, based on changes in the prices of securities the Fund holds. Those prices, in turn, reflect investor perceptions of the economy, the markets and the companies represented in the Fund's portfolio.

      Emerging Growth and Small Cap Stock Risks. The stocks of small and mid-sized companies may experience greater price volatility than those of larger companies. The market for such stocks may be more limited and the companies themselves may be more vulnerable to economic or company-specific problems. In particular, these small companies may have limited product lines, markets and financial resources, and may depend on a relatively small management group.

      If you invest in the Fund, you could lose money. An investment in the Fund is not a bank deposit and is not guaranteed by the FDIC or any other government agency.

Fund Performance

      The following bar chart and table show the performance of the Institutional Shares both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is an historical record and does not necessarily indicate how the Fund will perform in the future.

Institutional Shares

For years ended December 31,
1997                            1998                    1999
21.08%                          6.72%                  48.65%

------------------------
  During the three-year period shown in the bar chart, the highest return for a quarter was 52.27% (quarter ended 12/31/99) and the lowest return for a quarter was (23.02)% (quarter ended 9/30/98).

Average Annual Total Return (for periods ended December 31, 1999)

                              Institutional                        Russell
                                Shares(1)           S&P 500(2)     2000(3)
                              -------------         ----------     -------
Past One Year ...........     49.65%                21.04%         21.26%
Since Inception .........     22.27%(11/2/95)       27.07%(4)      15.16%(4)

------------------------
(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The Standard & Poor's 500 Composite Index is an unmanaged index that is a widely recognized benchmark of general market performance. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs that are reflected in the Fund's results.
(3) The Russell 2000 Index is an unmanaged index that is a widely recognized benchmark of small company stock performance. The Russell 2000's performance may be a better comparison for the performance of the Fund than the S&P 500, which tracks larger, more developed stocks.
(4) For the period from 10/31/95 through 12/31/99.

FEES AND EXPENSES OF THE INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

     This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares.


Shareholder Transaction Expenses (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases ............................   None
Maximum Deferred Sales Charge (Load) ........................................   None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends .................   None
Redemption Fee ..............................................................   None
Exchange Fee ................................................................   None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Management Fees .............................................................   0.85%
Distribution and/or Service (12b-1) Fees ....................................   None
Other Expenses ..............................................................   0.30%
                                                                                ----
Total Annual Fund Operating Expenses ........................................   1.15%
                                                                                ====

Example:

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Institutional Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 year     3 years     5 years     10 years
                                  --------   ---------   ---------   ---------
Institutional Shares ..........     $117       $366        $633       $1,398

INVESTMENT PROGRAM
--------------------------------------------------------------------------------

Investment Objective, Policies
and Risk Considerations

      The Fund seeks to achieve long-term capital appreciation primarily through investment in a diversified portfolio of common stocks of small and mid-sized emerging growth companies.

      The Advisors are responsible for managing the Fund's investments. (Refer to the section on the Investment Advisor and Sub-Advisor.) The Advisors will seek to identify companies that, in their opinion, are well managed and have experienced or have the potential to experience rapid growth in their revenue, earnings, assets and cash flow. The selection criteria will include a company's industry position, management qualifications and experience, accounting and financial policies, marketing and service capabilities and product development efforts. The Advisors will invest in a broad cross-section of industries in an effort to limit the Fund's volatility. The Fund will invest primarily, but not exclusively, in the businesses of technology, health care, business services, energy, transportation, financial services, consumer products and services and capital goods.

      An investment in the Fund involves risk. Over time, common stocks have shown greater potential for growth than other types of securities, but in the short run stocks can be more volatile than other types of securities. In general, stock prices are sensitive to developments affecting particular companies and to general economic conditions that affect particular industry sectors or the securities markets as a whole.

      In addition to the general risks of the stock markets, investing in small to mid-sized companies entails special risks. The stock prices of emerging growth companies tend to be more volatile than investments in larger, more established companies making such investments more speculative. In particular, the Fund's investments may have limited product lines, markets, and financial resources, and may depend on a relatively small management group. There can be no guarantee that the Fund will achieve its goals.

      To protect the Fund under adverse market conditions, the Advisors may make temporary defensive investments of up to 100% of the Fund's assets in money market instruments that ordinarily would not be consistent with the Fund's objectives. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisors would follow such a strategy only if they believed the risk of loss outweighed the opportunity for gain.

Year 2000 Issues

      The Fund depends on the smooth functioning of computer systems in almost every aspect of its business. The Fund could be adversely affected if the computer systems used by its service providers do not properly process dates after January 1, 2000 and distinguish between the year 2000 and the year 1900. The Fund has asked its service providers whether they expect to have their computer systems adjusted for the year 2000 transition and has received assurances from each that its system is expected to accommodate the year 2000 without material adverse consequences to the Fund. The Fund and its shareholders may experience losses if these assurances prove to be incorrect or if issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others, with which the Fund does business experience difficulties as a result of year 2000 issues.

THE FUND'S NET ASSET VALUE
--------------------------------------------------------------------------------

      The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange (ordinarily 4:00 p.m. Eastern Time) on each day the Exchange is open for business. On the day before certain holidays are observed, the primary trading markets for the Fund may close early, and the Fund also may close early. You may call the Transfer Agent at 1-800-553-8080 for additional information about whether the Fund will close early before a particular holiday. The net asset value is calculated by subtracting the liabilities attributable to the Institutional Shares from their proportionate share of the Fund's assets and dividing the result by the outstanding Institutional Shares.

      In valuing the Fund's assets, its investments are priced at their market value. When price quotes for a particular security are not readily available, investments are priced at their "fair value" using procedures approved by the Fund's Board of Directors.

      You may buy or redeem Institutional Shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day or after the Fund has closed early before a holiday, the price you pay or receive will be based on the next Business Day's net asset value per share.

      The following sections describe how to buy and redeem Institutional
Shares.

HOW TO BUY INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

      You may buy Institutional Shares if you are any of the following:

      o An eligible institution (e.g., a financial institution, corporation, investment counselor, trust, estate or educational, religious or charitable institution or a qualified retirement plan other than a defined contribution plan).

      o A defined contribution plan with assets of at least $75 million.

      o An investment advisory affiliate of DB Alex. Brown purchasing shares for the accounts of your investment advisory clients.

      You may buy Institutional Shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy Institutional Shares by sending your check (along with a completed Application Form) directly to the Fund. The Application Form, which includes instructions, is attached to this Prospectus.

      Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

Investment Minimums

      Your initial investment must be at least $500,000. The following are exceptions to this minimum:

      o There is no minimum initial investment for investment advisory affiliates of DB Alex. Brown purchasing shares for the accounts of their investment advisory clients.

      o There is no minimum initial investment for defined contribution plans with assets of at least $75 million.

      o The minimum initial investment for all other qualified retirement plans is $1 million.

      There are no minimums for subsequent investments.

Purchases by Exchange

      You may exchange Institutional shares of any other Flag Investors fund for an equal dollar amount of Institutional Shares of the Fund. The Fund may modify or terminate this offer of exchange upon 60 days' notice.

      You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

HOW TO REDEEM INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

      You may redeem Institutional Shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If your shares are in an account with the Fund, you may also redeem them by contacting the Transfer Agent by mail or (if you are redeeming less than $500,000) by telephone. You will be paid for redeemed shares by wire transfer of funds to your securities dealer, servicing agent or bank upon receipt of a duly authorized redemption request as promptly as feasible and, under most circumstances, within three Business Days.

      Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be remitted by wire to your securities dealer, servicing agent or bank.

      If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice. The Fund reserves the right to redeem shares in kind under certain circumstances.

TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------

      If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $500,000 or exchange them for Institutional shares of another Flag Investors fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

      The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that it reasonably believes to be genuine. Your telephone transaction request will be recorded.

      During periods of extreme economic or market changes, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by express mail or facsimile.

DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

Dividends and Distributions

      The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of annual dividends and to distribute taxable net capital gains on an annual basis.

Taxes

      The following summary is based on current tax laws, which may change.

      The Fund will distribute substantially all of its income and capital gains. The dividends and distributions you receive are subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Each sale or exchange of the Fund's shares is a taxable event.

      More information about taxes is in the Statement of Additional Information. Please contact your tax advisor if you have specific questions about federal, state and local income taxes.

INVESTMENT ADVISOR AND SUB-ADVISOR
--------------------------------------------------------------------------------

      Investment Company Capital Corp. ("ICC" or the "Advisor") is the Fund's investment advisor and Brown Investment Advisory & Trust Company (formerly, Alex. Brown Capital Advisory & Trust Company) ("Brown Trust" or the "Sub-Advisor") is the Fund's sub-advisor. ICC is also the investment advisor to other mutual funds in the Flag Investors family of funds and Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. These funds, together with the Fund, had approximately $12.4 billion of net assets as of December 31, 1999. Brown Trust is a Maryland trust company with approximately $4.8 billion under management as of December 31, 1999.

      ICC is responsible for supervising and managing all of the Fund's operations, including overseeing the performance of Brown Trust. Brown Trust is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates.

      As compensation for its services for the fiscal year ended October 31, 1999, ICC received from the Fund a fee equal to 0.85% of the Fund's average daily net assets. ICC compensates Brown Trust out of its advisory fee.

      The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank, AG. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance.

      The Advisor was formerly an indirect subsidiary of Bankers Trust Corporation. It became an indirect subsidiary of Deutsche Bank as a result of Bankers Trust Corporation's merger with Deutsche Bank on June 4, 1999. Because this merger resulted in a change of control of the Advisor, the shareholders were asked to approve a new investment advisory agreement between the Fund and ICC and a new sub-advisory agreement among the Fund, ICC and Brown Trust. Under these agreements, the services provided to the Fund by the Advisors are the same as the services provided under the agreements in effect when the Advisor was a subsidiary of Bankers Trust. The agreements were approved at a Special Meeting of shareholders held on October 7, 1999.

      On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Bankers Trust plead guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

      As a result of the plea, absent an order from the SEC, ICC and Brown Trust would not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

Portfolio Manager

      Frederick L. Meserve, Jr. has been responsible for managing the Fund's assets since November 1993. Mr. Meserve is a Managing Director at Brown Trust where he has served as the Fund's portfolio manager since July 1998. Prior to joining Brown Trust, he served as the Fund's portfolio manager while employed at BT Alex. Brown Incorporated. In addition, Mr. Meserve has published a number of investment strategy reports on growth stocks. Mr. Meserve received a B.S.&E. from Princeton University in 1960 and an M.B.A. from the Columbia School of Business in 1962.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The financial highlights table is intended to help you understand the Institutional Shares' financial performance since the class began operations. Certain information reflects financial results for a single Institutional Share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

(For a share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                                                                  For the Period
                                                                                                    November 2,
                                                                                                  1995(1) Through
                                                          For the Years Ended October 31,           October 31,
                                                     -----------------------------------------   ---------------
                                                         1999           1998           1997            1996
                                                     -----------   -------------   -----------   ---------------
Per Share Operating Performance:
 Net asset value at beginning of period ..........     $ 19.17       $  23.25        $ 19.15         $ 17.45
                                                       -------       --------        -------         -------
Income from Investment Operations:
 Expenses in excess of investment income .........      ( 0.21)         (0.17)(2)      (0.26)          (0.12)
 Net realized and unrealized gain/(loss)
   on investments. ...............................        5.58          (2.86)          5.10            2.72
                                                       -------       ----------      -------        --------
 Total from Investment Operations ................        5.37          (3.03)          4.84            2.60
                                                       -------       ----------      -------        --------
Less Distributions:
 Distributions from net realized short-term
   gains .........................................          --          (0.21)         (0.21)          (0.30)
 Distributions from net realized long-term
   gains .........................................          --          (0.84)         (0.53)          (0.60)
                                                       -------       ----------      -------        --------
 Total distributions .............................          --          (1.05)         (0.74)          (0.90)
                                                       -------       ----------      -------        --------
 Net asset value at end of period ................     $ 24.54       $  19.17        $ 23.25         $ 19.15
                                                       =======       ==========      =======        ========
Total Return .....................................       28.01%        (13.39)%        26.36%          16.48%
Ratios to Average Daily Net Assets:
 Expenses ........................................        1.15%          1.16%          1.19%           1.25%(3)
 Expenses in excess of investment income .........       (0.94)%        (0.76)%        (0.74)%         (0.61)%(3)
Supplemental Data:
 Net assets at end of period (000) ...............     $ 7,578       $  6,243        $13,068       $  19,751
 Portfolio turnover rate .........................          38%           23%            42%             24%

-----------
(1) Commencement of operations.
(2) Calculations based on average shares.
(3) Annualized.

                   FLAG INVESTORS EMERGING GROWTH FUND, INC.
                            (INSTITUTIONAL SHARES)
                            NEW ACCOUNT APPLICATION
--------------------------------------------------------------------------------
Send completed Application by overnight carrier to: For assistance in
   Flag Investors Funds                             completing this Application
   330 W. Ninth Street, First Floor                 please call: 1-800-553-8080,
   Kansas City, MO 64105                            Monday through Friday, 8:30
   Attn: Flag Investors Emerging Growth Fund, Inc.  a.m. to 5:30 p.m. (Eastern
                                                    Time).
If you are paying by check, make check payable to "Flag Investors Emerging Growth Fund, Inc." and mail with this Application. If you are paying by wire, see instructions below.

                    Your Account Registration (Please Print)

Name on Account                                                     Mailing Address

-----------------------------------------                           --------------------------------------------
Name of Corporation, Trust or Partnership                           Name of Individual to Receive Correspondence

-----------------------------------------                           --------------------------------------------
Tax ID Number                                                       Street

/ / Corporation / / Partnership / / Trust                           --------------------------------------------
                                                                    City                  State  Zip
/ / Non-Profit or Charitable Organization / / Other______           (  )
                                                                    --------------------------------------------
                                                                    Daytime Phone

If a Trust, please provide the following:

--------------------------------------------------------------------------------
Date of Trust                   For the Benefit of

--------------------------------------------------------------------------------
Name of Trustees (If to be included in the Registration)

                               Initial Investment

Indicate the amount to be invested and the method of payment:
__A. By Mail: Enclosed is a check in the amount of $_______ payable to Flag Investors Emerging Growth Fund, Inc.

__B. By Wire: A bank wire in the amount of $________ has been sent from

     ------------    -------------------
     Name of Bank    Wire Control Number

     Wire Instructions
     Follow the instructions below to arrange for a wire transfer for initial investment:

     o Send completed Application by overnight carrier to Flag Investors Funds at the address listed above.
     o Call 1-800-553-8080 to obtain new investor's Fund account number.
     o Wire payment of the purchase price to Investors Fiduciary
       Trust Company ("IFTC"), as follows:
       IFTC
       a/c Flag Investors Funds
       Acct. # 7528183
       ABA # 1010-0362-1
       Kansas City, Missouri 64105
     Please include the following information in the wire:
     o Flag Investors Emerging Growth Fund, Inc. -- Institutional Shares
     o The amount to be invested
     o "For further credit to _______________________________ ."
                             (Investor's Fund Account Number)

                              Distribution Options

Please check appropriate boxes. If none of the options are selected, all distributions will be reinvested in additional Institutional Shares of the Fund.

      Income Dividends                         Capital Gains
      / / Reinvested in additional shares      / / Reinvested in additional
                                                   shares
      / / Paid in cash                         / / Paid in cash

                             Telephone Transactions

I understand that I will automatically have telephone redemption privileges (for amounts up to $500,000) and exchange privileges (with respect to Institutional Shares of other Flag Investors Funds) unless I mark one or both of the boxes below:
  No, I do not want:  / / Telephone redemption     / / Telephone
                          privileges                   exchange privileges
       Redemptions effected by telephone will be wired to the bank account designated below.

            Bank Account Designation (This Section Must Be Completed)

Please attach a blank, voided check to provide account and bank routing information.


--------------------------------------------------------------------------------
Name of Bank                             Branch

--------------------------------------------------------------------------------
Bank Address                             City/State/Zip

--------------------------------------------------------------------------------
Name(s) on Account

--------------------------------------------------------------------------------
Account Number                           A.B.A. Number

                       Signature and Taxpayer Certificate

The Fund may be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholders who fail to provide the information and/or certifications required below. This backup withholding is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

By signing this Application, I hereby certify under penalties of perjury that the information on this Application is complete and correct and that as required by federal law: (Please check applicable boxes)
/ / U.S. Citizen/Taxpayer:
    / / I certify that (1) the number shown above on this form is the correct
        Tax ID Number and (2) I am not subject to any backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

    / / If no Tax ID Number has been provided above, I have applied, or intend to apply, to the IRS for a Tax ID Number, and I understand that if I do not provide such number to the Transfer Agent within 60 days of the date of this Application or if I fail to furnish my correct Tax ID Number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide your Tax ID Number on IRS Form W-9. You may request such form by calling the Transfer Agent at 800-553-8080.)
/ / Non-U.S. Citizen/Taxpayer: Indicated country of residence for tax purposes:_________________________________

    Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.

I have received a copy of the Fund's prospectus.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

--------------------------------------------------------------------------------
Signature of Corporate Officer, General Partner, Trustee, etc.            Date

--------------------------------------------------------------------------------
Signature of Corporate Officer, General Partner, Trustee, etc.            Date

                  Person(s) Authorized to Conduct Transactions

The following person(s) ("Authorized Person(s)") are currently officers, trustees, general partners or other authorized agents of the investor. Any ________* of the Authorized Person(s) is, by lawful and appropriate action of the investor, a person entitled to give instructions regarding purchases and redemptions or make inquiries regarding the Account.

----------------------------------         ----------------------------------
Name/Title                                   Signature              Date

----------------------------------         ----------------------------------
Name/Title                                   Signature              Date

----------------------------------         ----------------------------------
Name/Title                                   Signature              Date

----------------------------------         ----------------------------------
Name/Title                                   Signature              Date

The signature appearing to the right of each Authorized Person is that person's signature. Investment Company Capital Corp. ("ICC") may, without inquiry, act upon the instructions (whether verbal, written, or provided by wire, telecommunication, or any other process) of any person claiming to be an Authorized Person. Neither ICC nor any entity on behalf of which ICC is acting shall be liable for any claims or expenses (including legal fees) or for any losses resulting from actions taken upon any instructions believed to be genuine. ICC may continue to rely on the instructions made by any person claiming to be an Authorized Person until it is informed through an amended Application that the person is no longer an Authorized Person and it has a reasonable period (not to exceed one week) to process the amended Application. Provisions of this Application shall be equally Applicable to any successor of ICC.
* If this space is left blank, any one Authorized Person is authorized to give instructions and make inquiries. Verbal instructions will be accepted from any one Authorized Person. Written instructions will require signatures of the number of Authorized Persons indicated in this space.
--------------------------------------------------------------------------------
                            Certificate of Authority

Investors must complete one of the following two Certificates of Authority.

Certificate A: FOR CORPORATIONS AND UNINCORPORATED ASSOCIATIONS (With a Board of Directors or Board of Trustees.)

I_______________________, Secretary of the above-named investor, do hereby certify that at a meeting on_______________, at which a quorum was present throughout, the Board of Directors (Board of Trustees) of the investor duly adopted a resolution which is in full force and effect and in accordance with the investor's charter and by-laws, which resolution did the following: (1) empowered the officers/trustees executing this Application (or amendment) to do so on behalf of the investor; (2) empowered the above-named Authorized Person(s) to effect securities transactions for the investor on the terms described above;
(3) authorized the Secretary to certify, from time to time, the names and titles of the officers of the investor and to notify ICC when changes in officers occur; and (4) authorized the Secretary to certify that such a resolution has been duly adopted and will remain in full force and effect until ICC receives a duly-executed amendment to the Certification form.
Witness my hand and seal on behalf of the investor.
This ____ day of ___________, 199_ Secretary _____________________________
The undersigned officer (other than the Secretary) hereby certifies that the foregoing instrument has been signed by the Secretary of the investor.

-------------------------------------------------------------------------------
Signature and title
                                           Date
Certificate B: FOR PARTNERSHIPS AND TRUSTS (Even if you are the sole trustee) The undersigned certify that they are all general partners/trustees of the investor and that they have done the following under the authority of the investor's partnership agreement/trust instrument: (1) empowered the general partner/trustee executing this Application (or amendment) to do so on behalf of the investor; (2) empowered the above-named Authorized Person(s) to effect securities transactions for the investor on the terms described above; (3) authorized the Secretary to certify, from time to time, the names of the general partners/trustees of the investor and to notify ICC when changes in general partners/trustees occur. This authorization will remain in full force and effect until ICC receives a further duly-executed certification. (If there are not enough spaces here for all necessary signatures, complete a separate certificate containing the language of this Certificate B and attach it to the Application).

--------------------------------------------------------------------------------
Signature and title                                             Date

--------------------------------------------------------------------------------
Signature and title                                             Date

Investment Advisor
INVESTMENT COMPANY CAPITAL CORP.
One South Street
Baltimore, Maryland 21202

Sub-Advisor
BROWN INVESTMENT ADVISORY & TRUST COMPANY
Furness House
19 South Street
Baltimore, Maryland 21202

Distributor
ICC DISTRIBUTORS, INC.
Two Portland Square
Portland, Maine 04101

Transfer Agent
INVESTMENT COMPANY CAPITAL CORP.
One South Street
Baltimore, Maryland 21202
1-800-553-8080

Independent Accountants
PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Baltimore, Maryland 21201

Custodian
BANKERS TRUST COMPANY
130 Liberty Street
New York, New York 10006

Fund Counsel
MORGAN, LEWIS & BOCKIUS LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

                                      LOGO
                                 FLAG INVESTORS
                         Investing With A Difference(R)































Flag Investors o P.O. Box 515 o Baltimore, MD 21203 o (800) 767-FLAG www.flaginvestors.com

-------------------------------------------------------------------------------

You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling (800) 767-FLAG:

o A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

o The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 to find out about the operation of the Public Reference Room.) The EDGAR Database on the Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

For other shareholder inquiries, contact the Transfer Agent at (800) 553-8080. For Fund information, call (800) 767-FLAG or your securities dealer or servicing agent.

Investment Company Act File No. 811-5320                EGIPRS (1/00)

                       BROWN INVESTMENT ADVISORY & TRUST
                            EMERGING GROWTH SHARES
             (A Class of Flag Investors Emerging Growth Fund, Inc.)
    (formerly, Alex. Brown Capital Advisory & Trust Emerging Growth Shares)

                         Prospectus -- January 18, 2000

--------------------------------------------------------------------------------



This mutual fund (the "Fund") seeks to achieve long-term capital appreciation primarily through investment in a diversified portfolio of common stocks of small and mid-sized emerging growth companies.

The Fund offers Brown Investment Advisory & Trust Shares (the "Shares") solely for the discretionary accounts of Brown Investment Advisory & Trust Company and its affiliates. (See "How to Buy Shares.")

TABLE OF CONTENTS


Investment Summary .........................   1
Fees and Expenses of the Shares ............   2
Investment Program .........................   2
The Fund's Net Asset Value .................   3
How to Buy Shares ..........................   3
How to Redeem Shares .......................   3
Dividends and Taxes ........................   4
Investment Advisor and Sub-Advisor .........   4
Financial Highlights .......................   6


--------------------------------------------------------------------------------
  The Securities and Exchange Commission has neither approved nor disapproved these securities nor has it passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

INVESTMENT SUMMARY

--------------------------------------------------------------------------------

Objectives and Strategies

      The Fund seeks to achieve long-term capital appreciation primarily through investment in a diversified portfolio of common stocks of small and mid-sized emerging growth companies. These companies have relatively small market capitalizations. The Fund's investment advisor and sub-advisor (collectively, the "Advisors") will attempt to identify emerging growth companies, that is, companies that they believe have the ability or potential to sustain a high level of growth in their revenue, earnings, assets and cash flow. The Advisors will focus on a number of key selection criteria including a company's industry position, management quality and experience, accounting and financial policies, marketing and service capabilities, and product development efforts.


Risk Profile

      The Fund may be suited for you if you are willing to accept the risks and uncertainties of investing in emerging growth companies in the hope of achieving above-average long-term capital appreciation.

      General Stock Risk. The value of an investment in the Fund will vary from day to day, based on changes in the prices of securities the Fund holds. Those prices, in turn, reflect investor perceptions of the economy, the markets and the companies represented in the Fund's portfolio.

      Emerging Growth and Small Cap Stock Risks. The stocks of small and mid-sized companies may experience greater price volatility than those of larger companies. The market for such stocks may be more limited and the companies themselves may be more vulnerable to economic or company-specific problems. In particular, these small companies may have limited product lines, markets and financial resources, and may depend on a relatively small management group.

      If you invest in the Fund, you could lose money. An investment in the Fund is not a bank deposit and is not guaranteed by the FDIC or any other government agency.


Fund Performance

      The following bar chart and table show the performance of the Shares both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is an historical record and does not necessarily indicate how the Fund will perform in the future.


                           Brown Investment Advisory
                                 & Trust Shares
                         For years ended December 31,

Brown Investment Advisory & Trust Shares
For years ended December 31,
            1998                                    1999
            6.86%                                  49.65%

      During the two-year period shown in the bar chart, the highest return for a quarter was 52.27% (quarter ended 12/31/99) and the lowest return for a quarter was (23.04)% (quarter ended 9/30/98).

Average Annual Total Return (for periods ended December 31, 1999)





                                     Brown
                                  Investment
                               Advisory & Trust
                                    Shares(1)            S&P 500(2)  Russell 2000(3)
                          --------------------------   ------------  --------------
Past One Year ..........             49.65%                21.04%         21.26%
Since Inception ........             28.93%(5/9/97)        27.36%(4)      16.99%(4)

------------------------
(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The Standard & Poor's 500 Composite Index is an unmanaged index that is a widely recognized benchmark of general market performance. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs that are reflected in the Fund's results.
(3) The Russell 2000 Index is an unmanaged index that is a widely recognized benchmark of small company stock performance. The Russell 2000's performance may be a better comparison for the performance of the Fund than the S&P 500, which tracks larger, more developed stocks.
(4) For the period from 4/30/97 through 12/31/99.

FEES AND EXPENSES OF THE SHARES

--------------------------------------------------------------------------------
     This table describes the fees and expenses that you may pay if you buy and hold Shares.


Shareholder Transaction Expenses (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases ............................   None
Maximum Deferred Sales Charge (Load) ........................................   None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends .................   None
Redemption Fee ..............................................................   None
Exchange Fee ................................................................   None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees .............................................................    0.85%*
Distribution and/or Service (12b-1) Fees ....................................   None
Other Expenses ..............................................................    0.30%
                                                                                ------
Total Annual Fund Operating Expenses ........................................    1.15%
                                                                                ======

------------------------
* Brown Investment Advisory & Trust Company intends to waive its advisory fee at the account level for client assets invested in Shares.


Example:

     This Example is intended to help you compare the cost of investing in the Shares with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                     1 year     3 years     5 years     10 years
                                    --------   ---------   ---------   ---------
Brown Investment
Advisory & Trust Shares .........    $117       $366        $633        $1,398

INVESTMENT PROGRAM

--------------------------------------------------------------------------------

Investment Objective, Policies and Risk Considerations


      The Fund seeks to achieve long-term capital appreciation primarily through investment in a diversified portfolio of common stocks of small and mid-sized emerging growth companies.


      The Advisors are responsible for managing the Fund's investments. (Refer to the section on the Investment Advisor and Sub-Advisor.) The Advisors will seek to identify companies that, in their opinion, are well managed and have experienced or have the potential to experience rapid growth in their revenue, earnings, assets and cash flow. The selection criteria will include a company's industry position, management qualifications and experience, accounting and financial policies, marketing and service capabilities and product development efforts. The Advisors will invest in a broad cross-section of industries in an effort to limit the Fund's volatility. The Fund will invest primarily, but not exclusively, in the businesses of technology, health care, business services, energy, transportation, financial services, consumer products and services and capital goods.

      An investment in the Fund involves risk. Over time, common stocks have shown greater potential for growth than other types of securities, but in the short run stocks can be more volatile than other types of securities. In general, stock prices are sensitive to developments affecting particular companies and to general economic conditions that affect particular industry sectors or the securities markets as a whole.

      In addition to the general risks of the stock markets, investing in small to mid-sized companies entails special risks. The stock prices of emerging growth companies tend to be more volatile than investments in larger, more established companies, making such investments more speculative. In particular, the Fund's investments may have limited product lines, markets, and financial resources, and may depend on a relatively small management group. There can be no guarantee that the Fund will achieve its goals.

      To protect the Fund under adverse market conditions, the Advisors may make temporary defensive investments of up to 100% of the Fund's assets in money market instruments that ordinarily would not be consistent with the Fund's objectives. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisors would follow such a strategy only if they believed the risk of loss outweighed the opportunity for gain.


Year 2000 Issues


      The Fund depends on the smooth functioning of computer systems in almost every aspect of its business. The Fund could be adversely affected if the computer systems used by its service providers do not properly process dates after January 1, 2000 and distinguish between the year 2000 and the year 1900. The Fund has asked its service providers whether they expect to have their computer systems adjusted for the year 2000 transition and has received assurances from each that its system is expected to accommodate the year 2000 without material adverse consequences to the Fund. The Fund and its shareholders may experience losses if these assurances prove to be incorrect or if issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others, with which the Fund does business experience difficulties as a result of year 2000 issues.

THE FUND'S NET ASSET VALUE
--------------------------------------------------------------------------------

      The price you pay when you buy Shares or receive when you redeem Shares is based on the Fund's net asset value per share. The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange (ordinarily 4:00 p.m. Eastern Time) on each day the Exchange is open for business. On the day before certain holidays are observed, the primary trading markets for the Fund may close early, and the Fund also may close early. You may call the Transfer Agent at 1-800-553-8080 for additional information about whether the Fund will close early before a particular holiday. The net asset value is calculated by subtracting the liabilities attributable to a class from its proportionate share of the Fund's assets and dividing the result by the outstanding shares of the class.

      In valuing the Fund's assets, its investments are priced at their market value. When price quotes for a particular security are not readily available, investments are priced at their "fair value" using procedures approved by the Fund's Board of Directors.


      You may buy or redeem Shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day or after the Fund has closed early before a holiday, the price you pay or receive will be based on the next Business Day's net asset value per share.


      The following sections describe how to buy and redeem Shares.

HOW TO BUY SHARES
--------------------------------------------------------------------------------

      Only Brown Investment Advisory & Trust Company and its affiliates may acquire Shares on behalf of their discretionary accounts by placing orders with the Fund's distributor. There is no minimum for initial or subsequent investments in Shares.

      Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.


HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

      Shares may be redeemed by, or at the direction of, Brown Investment Advisory & Trust Company, or an affiliate, by transmitting an order through the Fund's distributor or the Transfer Agent. Contact them for details. Payment for redeemed shares will be made by, or at the direction of, Brown Investment Advisory & Trust Company, or an affiliate. Payment will be made as promptly as feasible and, under most circumstances, within three Business Days. Any dividends payable on Shares you redeem will be paid on the next dividend payable date.

DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

Dividends and Distributions

      The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of annual dividends and to distribute taxable net capital gains on an annual basis.


Taxes

      The following summary is based on current tax laws, which may change.

      The Fund will distribute substantially all of its income and capital gains. The dividends and distributions you receive are subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Each sale or exchange of the Fund's shares is a taxable event.


      More information about taxes is in the Statement of Additional Information. Please contact your tax advisor if you have specific questions about federal, state and local income taxes.

INVESTMENT ADVISOR AND SUB-ADVISOR
--------------------------------------------------------------------------------

      Investment Company Capital Corp. ("ICC" or the "Advisor") is the Fund's investment advisor and Brown Investment Advisory & Trust Company (formerly, Alex. Brown Capital Advisory & Trust Company) ("Brown Trust" or the "Sub-Advisor") is the Fund's sub-advisor. ICC is also the investment advisor to other mutual funds in the Flag Investors family of funds and Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. These funds, together with the Fund, had approximately $12.4 billion of net assets as of December 31, 1999. Brown Trust is a Maryland trust company with approximately $4.8 billion under management as of December 31, 1999.

      ICC is responsible for supervising and managing all of the Fund's operations, including overseeing the performance of Brown Trust. Brown Trust is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of commission rates.

      As compensation for its services for the fiscal year ended October 31, 1999, ICC received from the Fund a fee equal to 0.85% of the Fund's average daily net assets. ICC compensates Brown Trust out of its advisory fee.

      The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank, AG. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance.

      The Advisor was formerly an indirect subsidiary of Bankers Trust Corporation. It became an indirect subsidiary of Deutsche Bank as a result of Bankers Trust Corporation's merger with Deutsche Bank on June 4, 1999. Because this merger resulted in a change of control of the Advisor, the shareholders were asked to approve a new investment advisory agreement between the Fund and ICC and a new sub-advisory agreement among the Fund, ICC and Brown Trust. Under these agreements, the services provided to the Fund by the Advisors are the same as the services provided under the agreements in effect when the Advisor was a subsidiary of Bankers Trust. The agreements were approved at a Special Meeting of shareholders held on October 7, 1999.


      On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Bankers Trust plead guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.


      As a result of the plea, absent an order from the SEC, ICC and Brown Trust would not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

Portfolio Manager

      Frederick L. Meserve, Jr. has been responsible for managing the Fund's assets since November 1993. Mr. Meserve is a Managing Director at Brown Trust where he has served as the Fund's portfolio manager since July 1998. Prior to joining Brown Trust, he served as the Fund's portfolio manager while employed at BT Alex. Brown Incorporated. In addition, Mr. Meserve has published a number of investment strategy reports on growth stocks. Mr. Meserve received a B.S.&E. from Princeton University in 1960 and an M.B.A. from the Columbia School of Business in 1962.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The financial highlights table is intended to help you understand the Brown Investment Advisory & Trust Shares' financial performance since the class began operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.


(For a share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                                                                        For the Period
                                                                                                        May 9, 1997(1)
                                                                                                            Through
                                                                     For the Years Ended October 31,      October 31,
                                                                    --------------------------------   ----------------
                                                                        1999              1998               1997
                                                                    ------------   -----------------   ----------------
Per Share Operating Performance:
 Net asset value at beginning of period .........................      $ 19.19        $  23.24            $  18.64
                                                                       -------        --------            --------
Income from Investment Operations:
 Expenses in excess of investment income ........................        (0.21)          (0.17)(2)           (0.06)
 Net realized and unrealized gain/(loss) on investments .........         5.58           (2.83)               4.66
                                                                       -------        --------             -------
 Total from Investment Operations ...............................         5.37           (3.00)               4.60
                                                                       -------        --------             -------
Less Distributions:
 Distributions from net realized short-term gains ...............           --           (0.21)                 --
 Distributions from net realized long-term gains ................           --           (0.84)                 --
                                                                       -------        --------             -------
 Total distributions ............................................           --           (1.05)                 --
                                                                       -------        --------             -------
 Net asset value at end of period ...............................      $ 24.56        $  19.19             $ 23.24
                                                                       =======        ========             =======
Total Return                                                             27.98%         (13.26)%             24.68%
Ratios to Average Daily Net Assets:
 Expenses .......................................................         1.15%           1.16%               1.19%(3)
 Expenses in excess of investment income ........................        (0.94)%         (0.80)%             (0.69)%(3)

Supplemental Data:
 Net assets at end of period (000) ..............................       $65,021        $46,628             $35,653
 Portfolio turnover rate ........................................           38%             23%                 42%


-----------
(1) Commencement of operations.
(2) Calculations based on average shares.
(3) Annualized.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                   FLAG INVESTORS EMERGING GROWTH FUND, INC.


                   (Brown Investment Advisory & Trust Shares)




                              Investment Advisor
                       INVESTMENT COMPANY CAPITAL CORP.
                               One South Street
                           Baltimore, Maryland 21202


             Sub-Advisor                                 Distributor
      BROWN INVESTMENT ADVISORY                     ICC DISTRIBUTORS, INC.
          & TRUST COMPANY                            Two Portland Square
           Furness House                            Portland, Maine 04101
          19 South Street
      Baltimore, Maryland 21202




          Transfer Agent                          Independent Accountants
 INVESTMENT COMPANY CAPITAL CORP.                PRICEWATERHOUSECOOPERS LLP
         One South Street                           250 West Pratt Street
   Baltimore, Maryland 21202                      Baltimore, Maryland 21201
         1-800-553-8080



           Custodian                                    Fund Counsel
     BANKERS TRUST COMPANY                       MORGAN, LEWIS & BOCKIUS LLP
      130 Liberty Street                              1701 Market Street
   New York, New York 10006                   Philadelphia, Pennsylvania 19103

--------------------------------------------------------------------------------
 You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling
 (800) 767-3524:

  o A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

  o The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 to find out about the operation of the Public Reference Room.) The EDGAR Database on the Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

For other shareholder inquiries, contact the Transfer Agent at (800) 553-8080. For Fund information, call (800) 767-3524 or your securities dealer or servicing agent.


                                        Investment Company Act File No. 811-5320
--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                          -----------------------------

                    FLAG INVESTORS EMERGING GROWTH FUND, INC.

                                One South Street
                            Baltimore, Maryland 21202

                          -----------------------------



                   THIS STATEMENT OF ADDITIONAL INFORMATION IS
                   NOT A PROSPECTUS. IT SHOULD BE READ IN
                   CONJUNCTION WITH A PROSPECTUS WHICH MAY BE
                   OBTAINED FROM YOUR SECURITIES DEALER OR
                   SHAREHOLDER SERVICING AGENT OR BY WRITING OR
                   CALLING THE FUND, ONE SOUTH STREET,
                   BALTIMORE, MARYLAND 21202, (800) 767-FLAG.



















          Statement of Additional Information Dated: January 18, 2000,
              Relating to Prospectuses dated January 18, 2000, for:

          Flag Investors Class A Shares, Flag Investors Class B Shares
                       Flag Investors Institutional Shares
                                       and
            Brown Investment Advisory & Trust Emerging Growth Shares

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
1.    GENERAL INFORMATION AND HISTORY........................................2

2.    INVESTMENT OBJECTIVES AND POLICIES.....................................2

3.    VALUATION OF SHARES AND REDEMPTION.....................................6

4.    FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS...................6

5.    MANAGEMENT OF THE FUND.................................................9

6.    INVESTMENT ADVISORY AND OTHER SERVICES................................14

7.    DISTRIBUTION OF FUND SHARES...........................................15

8.    BROKERAGE.............................................................18

9.    CAPITAL STOCK.........................................................19

10.   FINANCIAL STATEMENTS .................................................20

11.   CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES.....................20

12.   LEGAL MATTERS.........................................................21

13.   INDEPENDENT ACCOUNTANTS...............................................21

14.   PERFORMANCE INFORMATION...............................................21

15.   CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...................23

1.       GENERAL INFORMATION AND HISTORY

         Flag Investors Emerging Growth Fund, Inc. (the "Fund") is an open-end management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently offers four classes of shares: Flag Investors Emerging Growth Fund Class A Shares (the "Class A Shares"), Flag Investors Emerging Growth Fund Class B Shares (the "Class B Shares"), Flag Investors Emerging Growth Fund Institutional Shares (the "Institutional Shares") and Brown Investment Advisory & Trust Emerging Growth Shares (formerly "Alex. Brown Capital Advisory & Trust Emerging Growth Shares") (the "BIAT Shares") (collectively, the "Shares").

         Important information concerning the Fund is included in the Fund's Prospectuses which may be obtained without charge from the Fund's distributor (the "Distributor") or, with respect to each class except the BIAT Shares class, from Participating Dealers that offer such Shares to prospective investors. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the registration statement respecting the Fund and its Shares filed with the SEC. Copies of the registration statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

         The Fund was incorporated under the laws of the State of Maryland on July 2, 1987. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and its Shares under the Securities Act of 1933, as amended (the "1933 Act"). The Fund's registration statement was declared effective by the SEC on June 15, 1988 and the Fund began operations as an open-end diversified management investment company. The Fund has offered the Class A Shares since its inception on December 30, 1987, the Institutional Shares since November 2, 1995, the Class B Shares since June 20, 1996 and the BIAT Shares since May 9, 1997.

         Under a license agreement dated December 29, 1987 between the Fund and Alex. Brown & Sons Incorporated (predecessor to DB Alex. Brown LLC (formerly BT Alex. Brown Incorporated)), Alex. Brown & Sons Incorporated licenses to the Fund the "Flag Investors" name and logo but retains the rights to the name and logo, including the right to permit other investment companies to use them.

Size of the Fund

         The allocation of the Fund's assets in emerging growth companies requires substantial research and analysis in respect of such companies and the Fund's management believes that the size of the Fund should be limited so that the investment advisor can perform the appropriate research and analysis of investment opportunities. Accordingly, at such time as the assets of the Fund are in excess of $400 million, the Fund will accept Share purchases only from existing shareholders (including reinvestment of dividends and capital gains distributions). Further, at such time as the assets of the Fund are in excess of $500 million, the Fund will discontinue sales of Shares with the exception of purchases made by pre-existing IRA accounts.

2.       INVESTMENT OBJECTIVES AND POLICIES

Investment Objective and Policies of the Fund

         The Fund has the investment objective of long-term capital appreciation. Realization of income is not a significant investment consideration and any income realized on the Fund's investments will be incidental to the Fund's objective. There can be no assurance that the Fund's investment objective will be achieved.

         The Fund seeks to achieve its objective through investments in common stocks of small and mid-sized emerging growth companies. In general, an emerging growth company with $250 million or less in annual sales would be considered to be a small company, while an emerging growth company with approximately $250 million to $1 billion in annual sales would be considered to be a mid-sized company. While the Fund intends to invest in emerging growth companies that are small to mid-sized at the time of investment, it may retain the securities of these companies even after they reach a larger size if the Fund's investment advisor (the "Advisor") believes they continue to have growth potential. Investments in such emerging growth companies involve certain risks. (See "Special Risk Considerations.")

         Under normal circumstances Fund assets will be invested as fully as possible in the common stocks and securities convertible into common stocks of small and mid-sized emerging growth companies (and at least 65% of the Fund's assets will be so invested). However, up to 25% of the Fund's assets may from time to time be invested in "other investments" which do not otherwise meet the criteria set forth above, but which the Advisor believes offer improved opportunities for growth not yet fully appreciated by investors. Such investments may arise, for example, because of a new product developed by a mature company or a new opportunity in an established business line of a mature company that shows growth potential similar to that of emerging growth companies.

         In addition, the Fund may invest up to 20% of its net assets in securities convertible into the common stock of high-quality growth companies. Convertible securities are fixed-income securities that may be converted at a stated price, within a specified period of time, into a specified number of shares of common stock of the same or a different issuer. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security tends to increase as the market value of the underlying stock increases, whereas it tends to decrease as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

         In addition, up to 35% of the Fund's assets may be invested in U.S. Government securities, corporate bonds and debentures rated in one of the three highest rating categories of Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") (or, if unrated, determined by the Advisor to be of equivalent quality), preferred stocks or money market instruments when the Advisor believes doing so is appropriate in light of the Fund's investment objective and market conditions.

         Additional information about certain of the Fund's investment policies and practices are described below.

         Restricted Securities

         The Fund may also invest in securities eligible for resale pursuant to Rule 144A under the 1933 Act ("Rule 144A Securities") that have been determined to be liquid by the Advisor under standards approved by the Fund's Board of Directors, and may invest up to 10% of its net assets in Rule 144A Securities that are illiquid. (See "Investment Restrictions" below.) Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

         Repurchase Agreements

         The Fund may enter into repurchase agreements with domestic banks or broker-dealers deemed to be creditworthy by the Advisors. A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the Fund's holding period. The value of underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The collateral for these repurchase agreements will be held by the Fund's custodian or by a duly appointed sub-custodian. The Fund makes payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of a custodian or bank acting as agent. The underlying securities, which in the case of the Fund are securities of the U.S. Government only, may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including (a) possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.

         Loans of Portfolio Securities

         The Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by the Advisors to be of good standing and when, in the judgment of the Advisors, the consideration that can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the borrower, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Directors of the Fund. The Fund's custodian or another affiliate may act as securities lending agent.

         At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. In addition, voting rights may pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

Special Risk Considerations

         Although the Advisor will seek to invest in quality emerging growth companies, there are risks to investors inherent in the characteristics of emerging growth companies. Many of the Fund's investments are small capitalization or "small cap" companies. Securities of small companies often have only a small proportion of their outstanding securities held by the general public. Securities held by the Fund may have limited trading markets that may be subject to wide price fluctuations. In view of such factors, the net asset value of a share may vary significantly. Accordingly, you should not consider investing in this Fund if you are unable or unwilling to assume the risk of loss inherent in such a program, nor should you consider an investment in the Fund to be a balanced or complete investment program.

         The Fund's investments may have relatively small revenues and lack depth of management. Investments in such companies tend to be volatile and are therefore speculative. They may have a small share of the market for their products or services and they may provide goods or services to a regional or limited market. Small companies may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms. In addition, they may be developing or marketing new products or services for which markets are not yet established and may never become established. Such companies may have or may develop only a regional market for products or services and thus be affected by local or regional market conditions. Moreover, small companies may have insignificant market share in their industries and may have difficulty maintaining or increasing their market share in competition with larger companies. Due to these and other factors, small companies may suffer significant losses.

Investment Restrictions

         The Fund's investment program is subject to a number of investment restrictions that reflect self-imposed standards as well as federal and state regulatory limitations. The investment restrictions recited below are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the Fund's outstanding Shares. The Fund will not:

    1) Concentrate 25% or more of its total assets in securities of issuers in any one industry (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an industry);

    2) With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any single issuer (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an issuer);

    3) Borrow money except as a temporary measure for extraordinary or emergency purposes in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing;

    4) Invest in the securities of any single issuer if, as a result, the Fund would hold more than 10% of the outstanding voting securities of such issuer;

    5) Invest in real estate or mortgages on real estate except that the Fund may invest in the securities of companies that invest in real estate or mortgages;

    6) Purchase or sell commodities or commodities contracts provided that the Fund may invest in financial futures and options on such futures;

    7) Act as an underwriter of securities within the meaning of the U.S. federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

    8) Issue senior securities; or

    9) Make loans, except that the Fund may purchase or hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities and enter into repurchase agreements as described in the Registration Statement.

        The following are investment restrictions that may be changed by a vote of the majority of the Board of Directors. The percentage limitations contained in these restrictions apply at the time of purchase of securities. The Fund will not:

    1) Invest more than 10% of the Fund's net assets in illiquid securities, including time deposits and repurchase agreements with maturities of greater than seven days.

3.       VALUATION OF SHARES AND REDEMPTION

Valuation of Shares

         The net asset value per Share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time) each day on which the New York Stock Exchange is open for business (a "Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The Fund may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business which is ordinarily 4:00 p.m. (Eastern Time). So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These "late day" agreements are intended to permit shareholders placing orders with third parties to place orders up to the same time as other shareholders.

Redemption

         The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

         Under normal circumstances, the Fund will redeem Shares by check, or by wire transfer of funds. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution of securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation of Shares", and such valuation will be made as of the same time the redemption price is determined. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

4.       FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

         The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectuses is not intended as a substitute for careful tax planning. For example, under certain specified circumstances, state income tax laws may exempt from taxation distributions of a regulated investment company to the extent that such distributions are derived from interest on federal obligations. Investors are urged to consult with their tax advisor regarding whether such exemption is available.

         The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company

         The Fund intends to qualify and elect to be treated for each taxable year as a regulated investment company ("RIC") under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, United States Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or business. For purposes of the 90% gross income requirement described above, foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

         In addition to the requirements described above, in order to qualify as a RIC, the Fund must distribute at least 90% of its net investment income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net short-term capital losses less operating expenses) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.

         Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

         If the Fund fails to qualify for any taxable year as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, such distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

Fund Distributions

         Distributions of net investment income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional shares, to the extent of the Fund's earnings and profits. The Fund anticipates that it will distribute substantially all of its net investment income for each taxable year.

         The Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gains distribution, they are taxable to shareholders that are individuals at a maximum rate of 20%, regardless of the length of time the shareholder has held Shares. If any such gains are retained, the Fund will pay federal income tax thereon, and, if the Fund makes an election, the shareholders will include such undistributed gains in their income, will increase their basis in Fund shares by the difference between the amount of such includable gains and the tax deemed paid by such shareholder and will be able to claim their share of the tax paid by the Fund as a refundable credit.

         In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Accordingly, such distributions will generally qualify for the corporate dividends-received deduction.

         Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by the Fund in the year in which the dividends were declared.

         The sale or exchange of a share is a taxable event for the shareholder. Generally, gain or loss on the sale or exchange of a Share will be capital gain or loss that will be long-term if the Share has been held for more than twelve months and otherwise will be short-term. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gains distribution with respect to the Share (or any undistributed net capital gains of the Fund with respect to such Share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund that have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

         Investors should be careful to consider the tax implications of purchasing Shares just prior to the ex-dividend date of any ordinary income dividend or capital gains distribution. Those investors will be taxable on the entire amount of the dividend or distribution received, even though the net asset value per share on the date of such purchase may have reflected the amount of such distribution.

         The Fund will provide a statement annually to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction.

         In certain cases, the Fund will be required to withhold and remit to the United States Treasury 31% of distributions payable to any shareholder who
(1) has failed to provide a correct tax identification number, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report receipt of interest or dividends, or (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding.

Federal Excise Tax; Miscellaneous Considerations; Effect of Future Legislation

         If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending on October 31 of that year (and any retained amount from the prior calendar year), the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most, its net capital gains and pay tax thereon.

State and Local Tax Considerations


         Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

5.       MANAGEMENT OF THE FUND

Directors and Officers

         The Fund's Board of Directors manages its overall business and affairs. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, sub-advisor, distributor, custodian and transfer agent.

         The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is One South Street, Baltimore, Maryland 21202.

*TRUMAN T. SEMANS, Chairman (10/27/26)
         Brown Investment Advisory & Trust Company, 19 South Street, Baltimore, Maryland 21202. Vice Chairman, Brown Investment Advisory & Trust Company (formerly, Alex. Brown Capital Advisory & Trust Company); Director, Investment Company Capital Corp. (registered investment advisor) and Virginia Hot Springs Inc. (property management). Formerly, Managing Director and Vice Chairman, Alex. Brown Incorporated (now DB Alex. Brown LLC) and Director, ISI Family of Funds (registered investment companies).

RICHARD R. BURT, Director (2/3/47)
         IEP Advisors, LLP, 1275 Pennsylvania Avenue, NW, 10th Floor, Washington, DC 20004. Chairman, IEP Advisors, Inc.; Chairman of the Board, Weirton Steel Corporation; Member of the Board, Archer Daniels Midland Company (agribusiness operations), Hollinger International, Inc. (publishing), Homestake Mining (mining and exploration), HCL Technologies (information technology) and Anchor Technologies (gaming software and equipment); Director, Mitchell Hutchins family of funds and Flag Investors Funds, Inc. (formerly Deutsche Funds, Inc.), Trustee, Flag Investors Portfolios Trust (formerly Deutsche Portfolios) (registered investment companies); and Member, Textron Corporation International Advisory Council. Formerly, partner, McKinsey & Company (consulting), 1991-1994; U.S. Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and U.S. Ambassador to the Federal Republic of Germany, 1985-1991.

*RICHARD T. HALE, Director (7/17/45)
         Managing Director, Deutsche Asset Management Americas; Director and President, Investment Company Capital Corp. (registered investment advisor); and Chartered Financial Analyst. Formerly, Director, ISI Family of Funds (registered investment companies).

JOSEPH R. HARDIMAN, Director (5/27/37)
         8 Bowen Mill Road, Baltimore, Maryland 21212. Private Equity Investor and Capital Markets Consultant; Director, Wit Capital Group (registered broker-dealer), The Nevis Fund and ISI Family of Funds (registered investment companies). Formerly, Director, Circon Corp. (medical instruments), President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc., 1987-1997; Chief Operating Officer of Alex. Brown & Sons Incorporated (now DB Alex. Brown LLC), 1985-1987; General Partner, Alex. Brown & Sons Incorporated (now DB Alex. Brown LLC), 1976-1985.

LOUIS E. LEVY, Director (11/16/32)
         26 Farmstead Road, Short Hills, New Jersey 07078. Director, Kimberly-Clark Corporation (personal consumer products), Household International (banking and finance) and ISI Family of Funds (registered investment companies). Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants, Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; and Partner, KPMG Peat Marwick, retired 1990.

EUGENE J. MCDONALD, Director (7/14/32)
         Duke Management Company, Erwin Square, Suite 1000, 2200 West Main Street, Durham, North Carolina 27705. President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and health care); Executive Vice Chairman and Director, Central Carolina Bank & Trust (banking) and Director, Victory Funds (registered investment companies). Formerly, Director AMBAC Treasurers Trust (registered investment company), DP Mann Holdings (insurance) and ISI Family of Funds (registered investment companies).


REBECCA W. RIMEL, Director (4/10/51)
         The Pew Charitable Trusts, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, Pennsylvania 19103-7017. President and Chief Executive Officer, The Pew Charitable Trusts; Director and Executive Vice President, The Glenmede Trust Company. Formerly, Executive Director, The Pew Charitable Trusts and ISI Family of Funds (registered investment companies).

ROBERT H. WADSWORTH, Director (1/29/40)
         4455 E. Camelback Road, Suite 261 E., Phoenix, Arizona 85018. President, The Wadsworth Group (registered investment advisor), First Fund Distributors, Inc. (registered broker-dealer) and Guinness Flight Investments Funds, Inc.; Director, The Germany Fund, Inc., The New Germany Fund, Inc., The Central European Equity Fund, Inc., Flag Investors Funds, Inc. (formerly Deutsche Funds, Inc.), Trustee, Flag Investors Portfolios Trust (formerly Deutsche Portfolios), and Vice President, Professionally Managed Portfolios and Advisors Series Trust (registered investment companies).

CARL W. VOGT, Esq., President (4/20/36)
         Fulbright & Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2604. Senior Partner, Fulbright & Jaworski L.L.P. (law); Interim President, Williams College; Director, Yellow Corporation (trucking) and American Science & Engineering (x-ray detection equipment); Formerly, Chairman and Member, National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak); and Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration). Formerly, Director of Flag Investors/ISI Fund Complexes (registered investment companies).

CHARLES A. RIZZO, Treasurer (8/5/57)
         Vice President and Department Head, Deutsche Asset Management Americas, since 1999; and Vice President and Department Head, BT Alex. Brown Incorporated (now DB Alex. Brown LLC), 1998-1999. Formerly, Senior Manager, PricewaterhouseCoopers LLP, 1993-1998.

AMY M. OLMERT, Secretary (5/14/63)
         Vice President, Deutsche Asset Management Americas, since 1999; and Vice President, BT Alex. Brown Incorporated (now DB Alex. Brown LLC), 1997-1999. Formerly, Senior Manager, PricewaterhouseCoopers LLP, 1988-1997.

DANIEL O. HIRSCH, Assistant Secretary (3/27/54)
         Director, Deutsche Asset Management Americas, since 1999. Principal, BT Alex. Brown Incorporated (now DB Alex. Brown LLC), 1998-1999. Formerly, Assistant General Counsel, United States Securities and Exchange Commission, 1993-1998.

---------
* Messrs. Semans and Hale are directors who are "interested persons," as defined in the 1940 Act.

         Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered or advised by Deutsche Asset Management or its affiliates. There are currently eight funds in the Flag Investors Funds and Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Semans serves as Chairman of five funds and as a Director of three other funds in the Fund Complex. Mr. Hale serves as Chairman of three funds and as a Director of four funds in the Fund Complex. Messrs. Burt, Hardiman, Levy, McDonald and Wadsworth serve as Directors of each of the funds in the Fund Complex. Ms. Rimel serves as a Director of seven funds in the Fund Complex. Mr. Vogt serves as President of seven of the funds in the Fund Complex. Mr. Rizzo serves as Treasurer, Ms. Olmert serves as Secretary, and Mr. Hirsch serves as Assistant Secretary, for each of the funds in the Fund Complex. Prior to September 28, 1999, the Fund Complex included four funds in the ISI Family of Funds.

         Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with, DB Alex. Brown in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

         With the exception of the Fund's President, officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of Deutsche Asset Management or the Advisor may be considered to have received remuneration indirectly. As compensation for his or her services, each Director who is not an "interested person" of the Fund (as defined in the 1940 Act) (an "Independent Director") and Mr. Vogt, the Fund's President effective October 7, 1999, receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an annual fee from the Fund Complex. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets. For the fiscal year ended October 31, 1999, Independent Directors' fees attributable to the assets of the Fund totaled $5,847. The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the year ended October 31, 1999.

                               COMPENSATION TABLE

Name of Person, Position      Aggregate Compensation      Pension or Retirement     Total Compensation From the Fund
                              From the Fund for the       Benefits Accrued          and Fund Complex payable to
                              Fiscal Year Ended October   as Part of Fund           Directors for the Fiscal Year Ended
                              31, 1999                    Expenses                  October 31, 1999
------------------------------------------------------------------------------------------------------------------------
Truman T. Semans (2)          $0                          $0                        $0
Chairman

Richard R. Burt (3)           N/A                         N/A                       N/A
Director

Richard T. Hale (2)           $0                          $0                        $0
Director

James J. Cunanne (4)          $555(5)                     (1)                       $39,000 for service on 12 Boards in
Director                                                                            the Fund Complex

Joseph R. Hardiman            $253(6)                     (1)                       $39,000 for service on 12 Boards in
Director                                                                            the Fund Complex

Louis E. Levy                 $697(6)                     (1)                       $49,000 for service on 12 Boards in
Director                                                                            the Fund Complex

Eugene J. McDonald            $697(5)                     (1)                       $49,000 for service on 12 Boards in
Director                                                                            the Fund Complex

Carl W. Vogt, Esq.(7)         $561(5)                     (1)                       $39,000 for service on 12 Boards in
Director                                                                            the Fund Complex

Rebecca W. Rimel(8)           $559(5)                     (1)                       $39,000 for service on 12 Boards in
Director                                                                            the Fund Complex

Robert H. Wadsworth (3)       N/A                         N/A                       N/A
Director


         The Fund Complex has adopted a Retirement Plan for Directors who are not employees of the Fund, the Fund's Advisor or its respective affiliates and a Retirement Plan for a former Director serving as the Fund's President (the "Retirement Plans"). After completion of six years of service, each participant in the Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by each Fund for which he or she serves. The Retirement Plan is unfunded and unvested. The Fund currently has two participants in the Directors' Retirement Plan, a Director who retired effective December 31, 1994 and another Director who retired effective December 31, 1996, who have qualified for the Retirement Plan by serving 13 years and 14 years, respectively, as Directors in the Fund Complex and each of whom will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex. Mr. McDonald has qualified for, but has not received, benefits.

-----------------
(1) The Fund Complex has adopted a Retirement Plan for eligible Directors, as described below. The actuarially computed pension expense for the Fund for the year ended October 31, 1999 was approximately $1,739.
(2) A Director who is an "interested person" as defined in the 1940 Act.
(3) Elected to the Fund's Board effective October 7, 1999.
(4) Retired effective October 7, 1999.
(5) Of the amounts payable to Messrs. Cunnane, McDonald, Vogt and Ms. Rimel, $555, $697, $561 and $559, respectively, was deferred pursuant to a deferred compensation plan.
(6) Of the amounts payable to Messrs. Hardiman and Levy, nothing was deferred pursuant to the Fund's deferred compensation plan in the year ended October 31, 1999.
(7) Retired as a Director effective October 7, 1999. Currently serves as the Fund's President.
(8) Ms. Rimel received proportionately higher compensation from each fund for which she served.

         Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his or her last year of service, as described above. The approximate credited years of service for each Participant at December 31, 1999, are as follows: for Mr. Levy, 5 years; for Mr. McDonald, 7 years; for Ms. Rimel, 4 years; for Mr. Vogt, 4 years; for Mr. Hardiman, 1 year; and for Mr. Burt and Mr. Wadsworth, 0 years.


Years of Service                         Estimated Annual Benefits Payable By Fund Complex Upon Retirement
----------------                         -----------------------------------------------------------------

                                      Chairmen of Audit and Executive Committees          Other Participants
                                      ------------------------------------------          ------------------
6 years                                        $  4,900                                      $  3,900
7 years                                        $  9,800                                      $  7,800
8 years                                         $14,700                                       $11,700
9 years                                         $19,600                                       $15,600
10 years or more                                $24,500                                       $19,500


         Any Director who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Burt, Levy, McDonald, Vogt and Wadsworth and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among various Flag Investors funds, Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. and BT International Equity Fund in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Code of Ethics

         The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics applies to the personal investing activities of all of the directors and officers of the Fund, as well as to designated officers, directors and employees of the Advisors and the Distributor. As described below, the Code of Ethics imposes additional restrictions on the Advisors' investment personnel, including the portfolio managers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Fund.

         The Code of Ethics requires that any officer, director, or employee of the Fund or the Advisors preclear any personal securities investments (with certain exceptions, such as non-volitional purchases or purchases that are part of an automatic dividend reinvestment plan). The foregoing would apply to any officer, director or employee of the Distributor that is an access person. The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and special preclearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees within periods of trading by the Fund in the same security. Trading by investment personnel and certain other employees of the Advisor or Sub-Advisor, as appropriate, would be exempt from this "blackout period" provided that (1) the market capitalization of a particular security exceeds $2 billion; and (2) orders of such entity do not exceed ten percent of the daily average trading volume of the security for the prior 15 days. Officers, directors and employees of the Advisors and the Distributor may comply with codes instituted by those entities so long as they contain similar requirements and restrictions.

6.       INVESTMENT ADVISORY AND OTHER SERVICES

         On March 30, 1999, the Board of Directors of the Fund, including a majority of the Independent Directors, approved an Investment Advisory Agreement between the Fund and Investment Company Capital Corp. ("ICC" or the "Advisor"). On October 7, 1999, the Investment Advisory Agreement and a Sub-Advisory Agreement among the Fund, ICC and Brown Investment Advisory & Trust Company (formerly, Alex. Brown Capital Advisory & Trust Company) ("Brown Trust") were approved by a vote of shareholders of the Fund. ICC, the investment advisor, is an indirect subsidiary Deutsche Bank, AG. Brown Trust is a trust company chartered under the laws of the State of Maryland. Brown Trust is a wholly-owned subsidiary of Brown Capital Holdings Incorporated ("Brown Capital Holdings"), a Maryland corporation whose principal executive officer is Michael D. Hankin. Brown Capital Holdings is owned by management and employees of Brown Trust and outside investors. ICC also serves as investment advisor and Brown Trust serves as sub-advisor to other funds in the Flag Investors family of funds.

         Under the Investment Advisory Agreement, ICC obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Fund. ICC has delegated this responsibility to Brown Trust provided that ICC continues to supervise the performance of Brown Trust and report thereon to the Fund's Board of Directors. Any investment program undertaken by ICC or Brown Trust will at all times be subject to policies and control of the Fund's Board of Directors. ICC will provide the Fund with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities. These services are provided by ICC without reimbursement by the Fund for any costs. Neither ICC nor Brown Trust shall be liable to the Fund or its shareholders for any act or omission by ICC or Brown Trust or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ICC and Brown Trust to the Fund are not exclusive and ICC and Brown Trust are free to render similar services to others.

         As compensation for its services, ICC receives an annual fee, payable monthly, representing 0.85% of the Fund's average daily net assets. As compensation for providing sub-advisory services, Brown Trust is entitled to receive a fee from ICC, calculated daily and payable monthly, at the annual rate of 0.55% of the Fund's average daily net assets.

         Each of the Investment Advisory Agreement and the Sub-Advisory Agreement has an initial term of two years and will continue in effect from year to year thereafter if such continuance is specifically approved at least annually by the Fund's Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such agreements, by votes cast in person at a meeting called for such purpose, and by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). The Fund or ICC may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act). The Sub-Advisory Agreement has similar termination provisions.

         Advisory fees paid by the Fund to ICC for the last three fiscal years were as follows:


                            Fiscal Year Ended October 31,
                            -----------------------------

       1999                              1998                         1997
       ----                              ----                         ----

   $ 1,169,346                       $ 1,103,023                   $ 782,095


         For the period from November 1, 1998 through October 31, 1999, Brown Trust received $756,636 as compensation for sub-advisory services.

         ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICC serves as the Fund's custodian. See "Custodian, Transfer Agent and Accounting Services."


7.       DISTRIBUTION OF FUND SHARES

         ICC Distributors, Inc. ("ICC Distributors" or the "Distributor") serves as the exclusive distributor of each class of the Fund's Shares pursuant to a Distribution Agreement (the "Distribution Agreement") effective August 31, 1997.

         The Distribution Agreement provides that ICC Distributors shall; (i) use reasonable efforts to sell Shares upon the terms and conditions contained in the Distribution Agreement and the Fund's then current Prospectus; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the Shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization;
(iv) perform its duties under the supervision of and in accordance with the directives of the Fund's Board of Directors and the Fund's Articles of Incorporation and By-Laws; and (v) provide the Fund's Board of Directors with a written report of the amounts expended in connection with the Distribution Agreement. ICC Distributors shall devote reasonable time and effort to effect sales of Shares but shall not be obligated to sell any specific number of Shares. The services of ICC Distributors are not exclusive and ICC Distributors shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of ICC Distributors in the absence of bad faith, willful misfeasance, or gross negligence in the performance of ICC Distributors' duties or obligations under the Distribution Agreement or by reason of ICC Distributors' reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and ICC Distributors will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.

         The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the outstanding Shares of the Fund (as defined under "Capital Stock") or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Distribution Agreement has an initial term of one year from the date of effectiveness. It shall continue in effect thereafter provided that it is approved at least annually by (i) a vote of a majority of the outstanding voting securities of the related class of the Fund or (ii) a vote of a majority of the Fund's Board of Directors including a majority of the Independent Directors and, so long as the Fund's Plan of Distribution is approved at least annually by the Independent Directors in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement, including the form of Sub-Distribution Agreement, was initially approved by the Board of Directors, including a majority of the Independent Directors, on August 4, 1997 and most recently September 27, 1999.

         With respect to the Class A, Class B and Institutional Shares, ICC Distributors and certain broker-dealers ("Participating Dealers") have entered into Sub-Distribution Agreements under which such broker dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. It is not currently anticipated that ICC Distributors will enter into Sub-Distribution Agreements for the BIAT Shares. Any Sub-Distribution Agreement may be terminated in the same manner as the Distribution Agreement at any time and shall automatically terminate in the event of an assignment.

         In addition, with respect to the Class A and Class B Shares, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, including DB Alex. Brown and certain banks, to act as Shareholder Servicing Agents, pursuant to which ICC Distributors will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Advisor, the Distributor, or their respective affiliates will provide compensation out of their own resources. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Fund, according to interpretations by various bank regulatory authorities, financial institutions are not prohibited from acting in other capacities for investment companies, such as the shareholder servicing capacities described above. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectus and this Statement of Additional Information in conjunction with any such institution's fee schedule. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and financial institutions may be required to register as dealers pursuant to state law.

         As compensation for providing distribution services as described above for the Class A Shares, ICC Distributors receives an annual fee, paid monthly, equal to 0.25% of the average daily net assets of the Class A Shares. As compensation for providing distribution services as described above, for the Class B Shares, ICC Distributors receives an annual fee, paid monthly, equal to 0.75% of the average daily net assets of the Class B Shares. With respect to the Class A Shares, ICC Distributors expects to allocate up to all of its fee to Participating Dealers. With respect to the Class B Shares, ICC Distributors expects to retain the entire distribution fee as reimbursement for front-end payments to Participating Dealers. In addition, with respect to the Class B Shares, the Fund pays ICC Distributors a shareholder servicing fee at an annual rate equal to 0.25% of the Class B Shares' average daily net assets. ICC Distributors expects to allocate most of its shareholder servicing fee to Participating Dealers and Shareholder Servicing Agents. ICC Distributors receives no compensation for distributing the Institutional Shares or the BIAT Shares.

         As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, the Fund's distributor received aggregate fees in the following amounts:


                                                         Fiscal Year Ended October 31,
                                                         -----------------------------
                    Fee                1999                            1998                      1997
                    ----               ----                            ----                      ----
12b-1 Fees                          $202,972(1)                     $223,094(1)               $161,564(2)

Class B Shareholder Servicing Fee   $ 11,026(1)                     $ 14,536(1)               $  6,398(3)

--------
(1)  Received by ICC Distributors, the Fund's distributor.
(2) Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $124,346 and ICC Distributors, the Fund's distributor effective August 31, 1997, received $37,218.
(3) Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $4,330 and ICC Distributors, the Fund's distributor effective August 31, 1997, received $2,068.

         Pursuant to Rule 12b-1 under the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted two separate Plans of Distribution, one for the Class A Shares (the "Class A Plan") and one for the Class B Shares (the "Class B Plan") (collectively, the "Plans"). Under the Plans, the Fund pays fees as described above to ICC Distributors for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and ICC Distributors is authorized to make payments out of its fee to Participating Dealers and Shareholder Servicing Agents. The Plans will remain in effect from year to year thereafter as specifically approved (a) at least annually by the Fund's Board of Directors and (b) by the affirmative vote of a majority of the Independent Directors by votes cast in person at a meeting called for such purpose. The Plans were most recently approved by the Fund's Board of Directors, including a majority of the Independent Directors, on September 27, 1999.

         In approving the Plans, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plans will be renewed only if the Directors make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Fund. The Plans may be terminated at any time, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the outstanding Shares of the related class (as defined under "Capital Stock").

         During the continuance of the Plans, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to ICC Distributors pursuant to the Distribution Agreement, to broker-dealers pursuant to any Sub-Distribution Agreements and to Shareholder Servicing Agents pursuant to Shareholder Servicing Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors then in office.

         Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to ICC Distributors under such Plans. Payments under the Plans are made as described above regardless of ICC Distributors' actual cost of providing distribution services and may be used to pay ICC Distributors' overhead expenses. If the cost of providing distribution services to the Class A Shares is less than 0.25% of the average daily net assets invested in that Class or Class B Shares is less than 0.75% of the average daily net assets invested in that Class for any period, the unexpended portion of the distribution fees may be retained by ICC Distributors. The Plans do not provide for any charges to the Fund for excess amounts expended by ICC Distributors and, if any of the Plans is terminated in accordance with its terms, the obligation of the Fund to make payments to ICC Distributors pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to such Plan.

         The Fund's distributor received commissions on the sale of the Class A Shares and contingent deferred sales charges on the Class B Shares and retained such commissions or sales charges in the following amounts:


                                                         Fiscal Year Ended October 31,
                                                         -----------------------------
         Class                          1999                        1998                           1997
         -----                          ----                        ----                           ----
                              Received       Retained    Received          Retained      Received        Retained
                              --------       --------   -----------        --------     -----------     -----------
Class A Commissions          $260,441(1)        $0      $278,417(1)           $0        $293,651(2)     $213,280(4)

Class B Contingent           $ 21,293(1)        $0      $ 35,662(1)           $0        $180,270(3)     $ 78,625(5)
Deferred Sales Charge

--------
(1) Received by ICC Distributors, the Fund's distributor.
(2) Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $227,165 and ICC Distributors, the Fund's distributor effective August 31, 1997 received $66,486.
(3) Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $89,798 and ICC Distributors, the Fund's distributor effective August 31, 1997 received $90,472.
(4) Of commissions received, Alex. Brown retained $213,280 and ICC Distributors retained $0, respectively.
(5) Of sales charges received, Alex. Brown retained $78,625 and ICC Distributors retained $0, respectively.

         The Fund will pay all costs associated with its organization and registration under the 1933 Act and the 1940 Act. Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the registration and maintenance of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Independent Directors, and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ICC or ICC Distributors.

         The address of ICC Distributors is Two Portland Square, Portland, Maine 04101.

8.       BROKERAGE

         Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. Brokerage commissions are subject to negotiation between ICC and the broker-dealers. ICC may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, its affiliates, and ICC Distributors.

         In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with the Advisor or its affiliates in any transaction in which the Advisor or its affiliates acts as a principal.

         If the Advisor or its affiliates are participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. The Fund believes that the limitation will not affect its ability to carry out its present investment objective.

         ICC's primary consideration in effecting securities transactions is to obtain the best price and execution of orders on an overall basis. As described below, however, ICC may, in its discretion, effect agency transactions with broker-dealers that furnish statistical, research or other information or services that are deemed by ICC to be beneficial to the Fund's investment program. ICC is also authorized to pay higher commissions on brokerage transactions for the Fund to non-affiliated brokers in order to secure research and investment services described below, subject to periodic review by the Fund's Board of Directors. Research services may include the following: statistical and background information on the U.S. economy, industry groups and individual small and mid-sized companies; forecasts and interpretations with respect to specific industry groups and individual small and mid-sized companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; provision of equipment used to communicate research information; arrangement of meetings with management of companies; and provision of access to consultants who supply research information. Certain research services furnished by broker-dealers may be useful to ICC with clients other than the Fund. Similarly, any research services received by ICC through placement of portfolio transactions of other clients may be of value to ICC in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to ICC by a broker-dealer. ICC is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing ICC's research and analysis. Therefore, it may tend to benefit the Fund by improving ICC's investment advice. In over-the-counter transactions, ICC will not pay any commission or other remuneration for research services. ICC's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in ICC's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, ICC is also authorized to pay broker-dealers other than affiliates of the Advisor higher commissions than another broker may have charged on brokerage transactions for the Fund for brokerage or research services. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board. The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers in the case of agency transactions, does not apply to transactions effected on a principal basis. In addition, consistent with NASD Rules, and subject to seeking the most favorable price and execution available and such other policies as the Board may determine.

         Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions through affiliates of the Advisor. At the time of such authorization, the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the Investment Company Act, which requires that the commissions paid affiliates of the Advisor must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires ICC to furnish reports and to maintain records in connection with such reviews. In the fiscal year ended October 31, 1999, the Fund paid no brokerage commissions to affiliates of the Advisor.

         ICC manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by ICC. ICC may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security that it seeks to purchase or sell.

         ICC directed transactions to broker-dealers and paid related commissions because of research services in the following amounts:

                                                            Fiscal Year Ended October 31,
                                                            -----------------------------
                                                1999                    1998                     1997
                                                ----                    ----                     ----
Transactions Directed                      $8,783,000               $4,112,107               $98,445,406

Commissions Paid                           $   18,318               $   13,081               $    13,853

--------
The increasing amounts of commissions reflect the growth of the Fund.

         The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Fund has acquired during its most recent fiscal year. As of October 31, 1999, the Fund held a 5.10% repurchase agreement issued by Goldman Sachs & Co. valued at $1,342,000. Goldman Sachs & Co. is a "regular broker or dealer" of the Fund.

9.       CAPITAL STOCK

         The Fund is authorized to issue 35 million Shares of capital stock, par value of $.001 per Share, all of which Shares are designated common stock. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval.

         The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one Series and the Board has designated five classes of shares: Flag Investors Emerging Growth Fund Class A Shares, Flag Investors Emerging Growth Fund Class B Shares, Flag Investors Emerging Growth Fund Class C Shares, Flag Investors Emerging Growth Fund Institutional Shares and Brown Investment Advisory & Trust Emerging Growth Shares (formerly known as Alex. Brown Capital Advisory & Trust Shares). The Flag Investors Institutional Shares are offered only to certain eligible institutions and to clients of investment advisory affiliates of DB Alex. Brown. The Brown Investment Advisory & Trust Emerging Growth Shares are offered only to clients of Brown Investment Advisory & Trust Company and its affiliates. The Flag Investors Emerging Growth Fund Class C Shares have not yet been offered. In the event separate series are established, all Shares of the Fund, regardless of series or class would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. In general, each series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series would be treated as separate entities. Generally, each class of Shares would be identical to every other class in a particular series and expenses of the Fund (other than 12b-1 and any applicable service fees) would be prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

         Shareholders of the Fund do not have cumulative voting rights, and, therefore, the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund.

         There are no preemptive, conversion or exchange rights applicable to any of the Shares. In the event of liquidation or dissolution of the Fund, each Share is entitled to its pro rata portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

         As used in this Statement of Additional Information, the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.


10.      FINANCIAL STATEMENTS

         The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements.

         The financial statements for the Fund for the period ended October 31, 1999, are incorporated herein by reference to the Fund's Annual Report dated October 31, 1999. A copy of the Fund's Annual Report must accompany this Statement of Additional Information. The annual financial statements are audited by the Fund's independent accountants.

11.      CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

         Bankers Trust Company ("Bankers Trust") 130 Liberty Street, New York, New York 10006, has been retained to act as custodian of the Fund's investments. Bankers Trust receives such compensation from the Fund for its services as Custodian as may be agreed to from time to time by Bankers Trust and the Fund. For the fiscal year ended October 31, 1999, Bankers Trust was paid $47,252. Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202, has been retained to act as transfer and dividend disbursing agent. As compensation for providing these services, the Fund pays ICC up to $15.67 per account per year, plus reimbursement for out-of-pocket expenses. For the fiscal year ended October 31, 1999, ICC received transfer agency fees of $81,307.

         ICC also provides certain accounting services to the Fund. As compensation for these services, ICC receives an annual fee, calculated daily and paid monthly as shown below.


         Average Net Assets                    Incremental Annual Accounting Fee
         ------------------                    ---------------------------------
$          0      -     $   10,000,000                $13,000 (fixed fee)
$ 10,000,000      -     $   20,000,000                     0.100%
$ 20,000,000      -     $   30,000,000                     0.080%
$ 30,000,000      -     $   40,000,000                     0.060%
$ 40,000,000      -     $   50,000,000                     0.050%
$ 50,000,000      -     $   60,000,000                     0.040%
$ 60,000,000      -     $   70,000,000                     0.030%
$ 70,000,000      -     $  100,000,000                     0.020%
$100,000,000      -     $  500,000,000                     0.015%
$500,000,000      -     $1,000,000,000                     0.005%
Over                    $1,000,000,000                     0.001%

         For the fiscal years ended October 31, 1999, 1998 and 1997 ICC received accounting fees of $60,637, $59,460 and $53,054, respectively.

         In addition, the Fund will reimburse ICC for the following out-of-pocket expenses incurred in connection with ICC's provision of accounting services under the Master Services Agreement: express delivery service, independent pricing and storage.


12.      LEGAL MATTERS


         Morgan, Lewis & Bockius LLP serves as counsel to the Fund.


13.      INDEPENDENT ACCOUNTANTS


         PricewaterhouseCoopers LLP, 250 West Pratt Street, Baltimore, Maryland 21201, are independent accountants to the Fund.


14.      PERFORMANCE INFORMATION


         For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to shareholders, performance will be stated in terms of total return, rather than in terms of yield. The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

         P(1 + T)n =  ERV

         Where: P  =   a hypothetical initial payment of $1,000
                T  =   average annual total return
                n  =   number of years (1, 5 or 10)

              ERV  =   ending redeemable value at the end of the 1-, 5-, or
                       10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one-, five- and ten- year periods or a shorter period dating from the effectiveness of the Fund's registration statement or the date the Fund (or a class or series) began operations (or the later commencement of operations of the series or class).

         Calculated according to SEC rules, the ending redeemable value and average annual total return of a hypothetical $1,000 investment for the periods ended October 31, 1999 were as follows:


                            One-Year Period Ended        Five-Year Period Ended        Ten-Year Period Ended
                            October 31, 1999             October 31, 1999              October 31, 1999
                            --------------------------------------------------------------------------------------
                                                                           Average                       Average
                            Ending                       Ending            Annual      Ending            Annual
                            Redeemable      Total        Redeemable        Total       Redeemable        Total
Class                       Value           Return       Value             Return      Value             Return
------------------------------------------------------------------------------------------------------------------
Class A , 12/30/87*             $1,219      21.93%          $2,087          21.74%       $2,430           14.80%



                                          One-Year Period Ended                 Since Inception
                                          October 31, 1999
                                          --------------------------------------------------------------------------
                                          Ending                                Ending            Average
                                          Redeemable          Total             Redeemable        Annual
Class                                     Value               Return            Value             Total Return
--------------------------------------------------------------------------------------------------------------------
Class B, 6/20/96*                            $1,226             22.64%            $1,317            31.71%

Institutional, 11/295*                       $1,497             49.65%            $1,223            22.27%

BIAT Shares, 5/9/97*                         $1,497             49.65%            $1,289            28.93%

-----------
*   Inception Date


         The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper, Inc., the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges (as distinguished from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in Shares). The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding U.S. Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. For the fiscal years ended October 31, 1999 and October 31, 1998, the Fund's portfolio turnover rate was 38% and 23%, respectively.


15.      CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


         To Fund management's knowledge, the Directors and Officers of the Fund as a group (12 persons) beneficially owned less than 1% of the Fund's total outstanding shares, as of January 10, 2000. To Fund management's knowledge, no person owned, beneficially or of record 25% or more of the Fund's outstanding shares as of January 10, 2000. To Fund management's knowledge, the following persons owned of record or beneficially 5% or more of the outstanding Shares of a class of the Fund, as of January 10, 2000.


--------------------------------------------------------------------------------------------------------------------
                                                            Owned of      Beneficially
                    Name and Address                         Record          Owned            Percentage Owned
--------------------------------------------------------------------------------------------------------------------
Bankers Trust Corp & Affil 401K Savings Plan, The
Partnershare Plan of Bankers Trust NY Corp & Affil, 100
Plaza One, Jersey City, NJ 07311                                               X           20.32% (A Shares)
--------------------------------------------------------------------------------------------------------------------
DB Alex Brown LLC, FBO 255-17950-12, POB 1346,                                 X           7.77% (B Shares)
Baltimore, MD 21203
--------------------------------------------------------------------------------------------------------------------
DB Alex Brown LLC, FBO 601-20603-12, POB 1346,                                 X           38.09% (Instl Shares)
Baltimore, MD 21203
--------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette Securities Corp Inc., POB             X                          13.80% (Instl Shares)
2052, Jersey City, NJ 07303
--------------------------------------------------------------------------------------------------------------------
Mercantile Safe Deposit & Tr Co Cus U/A 4/28/93,                               X            9.64% (Instl Shares)
Physicians Mem Hospital Pens Plan, 2 Hopkins Plaza,
Baltimore, MD 21201
--------------------------------------------------------------------------------------------------------------------
Frank Nominees Ltd, POB 919, 10 Fenchurch St, London            X                           8.88% (Instl Shares)
EC3M 3LB UK
--------------------------------------------------------------------------------------------------------------------
Allfirst Trust Co NA FBO Maryland Hospital Assoc Master                        X            8.23% (Instl Shares)
Inv SEC Proc 109-911, POB 1596, Baltimore, MD 21203
--------------------------------------------------------------------------------------------------------------------
Light & Co, c/o Allfirst Trust Co NA, Attn: Trust                              X            5.18% (Instl Shares)
Operations #101-610, POB 1596, Baltimore, MD 21203
--------------------------------------------------------------------------------------------------------------------
DB Alex Brown LLC, FBO 01-01-170-7140019, POB 1346,                            X            5.46% (BIAT Shares)
Baltimore, MD 21203
--------------------------------------------------------------------------------------------------------------------
DB Alex Brown LLC, FBO 01-01-170-7200019, POB 1346,
Baltimore, MD 21203                                                            X            7.39% (BIAT Shares)
--------------------------------------------------------------------------------------------------------------------

------------
o As of such date, to Fund management's knowledge, DB Alex. Brown LLC (formerly, BT Alex. Brown Incorporated) owned beneficially less than 1% of such shares.